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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   Form N-1A


                  REGISTRATION STATEMENT (NO. 33-23444) UNDER
                          THE SECURITIES ACT OF 1933

                          Pre-Effective Amendment No.                        /X/
                        Post-Effective Amendment No. 14                      /X/
                                      and


              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940
                                Amendment No. 17                             /X/

                        VANGUARD ASSET ALLOCATION FUND
        (Exact Name of Registrant as Specified in Declaration of Trust)



                     P.O. Box 2600, Valley Forge, PA 19482
                    (Address of Principal Executive Office)

                 Registrant's Telephone Number (610) 669-1000



                          R. Gregory Barton, Esquire
                                 P.O. Box 876
                            Valley Forge, PA 19482


               It is proposed that this filing become effective on January 29, 1999 pursuant to paragraph (a) of Rule 485.



                 Approximate Date of Proposed Public Offering:
  As soon as practicable after this Registration Statement becomes effective.



     We have elected to register an indefinite number of shares pursuant to Regulation 24f-2 under the Investment Company Act of 1940. We filed our Rule 24f-2 for the year ended September 30, 1998 on o .


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                        VANGUARD ASSET ALLOCATION FUND

                             CROSS REFERENCE SHEET




Form N-1A
Item Number                                                           Location in Prospectus
 Item 1.       Front and Back Cover Pages ..........................  Front and Back Cover Pages
 Item 2.       Risk/Return Summary; Investments, Risks,
               and Performance .....................................  Fund Profile
 Item 3.       Risk/Return Summary; Fee Table ......................  Fee Table
 Item 4.       Investment Objectives, Principal Investment
               Strategies, and Related Risks .......................  A Word About Risk; Who Should Invest;
                                                                      Primary Investment Strategies

 Item 5.       Management's Discussion of Fund
               Performance .........................................  Herein incorporated by reference to
                                                                      Registrant's Annual Report to Shareholders
                                                                      dated September 30, 1998 filed with the
                                                                      Securities & Exchange Commission's
                                                                      EDGAR system on November 19, 1998
 Item 6.       Management, Organization and
               Capital Structure ...................................  The Fund and Vanguard; Investment
                                                                      Adviser
 Item 7.       Shareholder Information .............................  Share Price; Dividends, Capital Gains, and
                                                                      Taxes; Investing with Vanguard
 Item 8.       Distribution Arrangements ...........................  Not Applicable
 Item 9.       Financial Highlights Information ....................  Financial Highlights
                                                                      Location in Statement

Form N-1A
Item Number                                                           of Additional Information
 Item 10.      Cover Page and Table of Contents ....................  Cover Page; Table of Contents
 Item 11.      Fund History ........................................  Description of the Trust
 Item 12.      Description of the Fund and its Investments
               and Risks ...........................................  Description of the Trust; Investment Poli-
                                                                      cies; Fundamental Investment Limitations
 Item 13.      Management of the Fund ..............................  Management of the Trust
 Item 14.      Control Persons and Principal Holders of
               Securities ..........................................  Management of the Trust
 Item 15.      Investment Advisory and Other Services ..............  Investment Advisory Services
 Item 16.      Brokerage Allocation and Other Practices ............  Portfolio Transactions
 Item 17.      Capital Stock and Other Securities ..................  Description of the Trust
 Item 18.      Purchase, Redemption and Pricing of Shares ..........  Purchase of Shares; Redemption of Shares;
                                                                      Share Price

 Item 19.      Taxation of the Fund ................................  Description of the Trust
 Item 20.      Underwriters ........................................  Not Applicable
 Item 21.      Calculation of Performance Data .....................  Yield and Total Return
 Item 22.      Financial Statements ................................  Financial Statements

VANGUARD ASSET ALLOCATION FUND

Prospectus
January 29, 1999

A Balanced Mutual Fund

    CONTENTS

 1  FUND PROFILE
 2  ADDITIONAL INFORMATION
 3  A WORD ABOUT RISK
 3  WHO SHOULD INVEST
 3  PRIMARY INVESTMENT STRATEGIES
 7  THE FUND AND VANGUARD
 7  INVESTMENT ADVISER
 8  YEAR 2000 CHALLENGE
 8  DIVIDENDS, CAPITAL GAINS, AND TAXES
 9  SHARE PRICE
10  FINANCIAL HIGHLIGHTS
11  INVESTING WITH VANGUARD
11  SERVICES AND ACCOUNT FEATURES
12  TYPES OF ACCOUNTS
12  BUYING SHARES
14  REDEEMING SHARES
16  TRANSFERRING REGISTRATION
17  FUND AND ACCOUNT UPDATES

GLOSSARY (INSIDE BACK COVER)

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WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the objective, risks, and strategies of Vanguard Asset Allocation Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.
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NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND PROFILE
The following profile summarizes key features of Vanguard Asset Allocation Fund.

INVESTMENT OBJECTIVE
The Fund seeks to provide maximum long-term total return (capital change plus income) by investing in varying mixtures of common stocks, bonds, and money market instruments while incurring less investment risk than a fund made up entirely of stocks.

INVESTMENT STRATEGIES
The Fund invests in common stocks, bonds, and money market instruments in proportions consistent with their expected returns and risks as evaluated by the Fund's adviser. These proportions are changed from time to time as market expectations shift. The Fund is permitted to be 100% invested in any one of the three asset classes.

PRIMARY RISKS
THE FUND'S TOTAL RETURN, LIKE STOCK AND BOND PRICES GENERALLY, WILL FLUCTUATE WITHIN A WIDE RANGE, SO AN INVESTOR COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS. The Fund is also subject to:
[] Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods due to rising interest rates.
[] Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

PERFORMANCE/RISK INFORMATION
The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows the Fund's performance in each calendar year over a ten-year period. The table shows how the Fund's average annual returns for one, five, and ten calendar years compare with those of both the S&P 500 Index, a broad stock market benchmark, and a composite stock/bond index weighted 65% in the S&P 500 Index and 35% in a broad bond market index. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

         --------------------------------------------------------------
                              ANNUAL TOTAL RETURNS
         --------------------------------------------------------------







         --------------------------------------------------------------
         [Include Fund's year-to-date return information as of the end of the most recent calendar quarter.]
         --------------------------------------------------------------

        During the period shown in the bar chart, the highest return for a calendar quarter was o% (quarter ending _____________ ) and the lowest return for a quarter was -o% (quarter ending _____________ ).


         --------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 1998
         --------------------------------------------------------------
                                             1 YEAR   5 YEARS  10 YEARS
         --------------------------------------------------------------
         Vanguard Asset Allocation Fund         o%       o%       o%
         Composite Index*                       o        o        o
         S&P 500 Index                          o        o        o
         --------------------------------------------------------------
         *Weighted 65% in the S&P 500 Index, 35% in the Lehman Brothers
          Long U.S. Treasury Bond Index.
         --------------------------------------------------------------

                                PLAIN TALK ABOUT
                             THE COSTS OF INVESTING
Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.

                                PLAIN TALK ABOUT
                                 FUND EXPENSES
All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Asset Allocation Fund's expense ratio in fiscal year 1998 was
o %, or $ o per $1,000 of average net assets. The average balanced mutual fund had expenses in 1998 of o %, or $ o per $1,000 of average net assets, according to Lipper Analytical Services, which reports on the mutual fund industry.

ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS
Dividends are paid in June and December; capital gains, if any, are paid in December

INVESTMENT ADVISER
Mellon Capital Management Corporation, San Francisco, Calif., since inception

INCEPTION DATE
November 3, 1988

NET ASSETS AS OF SEPTEMBER 30, 1998
$o billion

SUITABLE FOR IRAS
Yes

MINIMUM INITIAL INVESTMENT
$3,000; $1,000 for IRAs and custodial accounts for minors

NEWSPAPER ABBREVIATION
AssetA

VANGUARD FUND NUMBER
078

CUSIP NUMBER
922020102

TICKER SYMBOL
VAAPX

FEES AND EXPENSES
The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based upon those incurred in the fiscal year ended September 30, 1998.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:               None
Sales Charge (Load) Imposed on Reinvested Dividends:    None
Redemption Fees:                                        None
Exchange Fees:                                          None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management (Administrative and Investment Advisory) Expenses:    o%
12b-1 Distribution Fees:                                       None
Other Expenses (Marketing, Taxes, Auditing, etc.):               o%
        TOTAL OPERATING EXPENSES (EXPENSE RATIO):                o%

          The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of each period.

----------------------------------------------
1 YEAR      3 YEARS      5 YEARS      10 YEARS
  $o           $o           $o           $o
----------------------------------------------

   THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS
Dividends are paid in June and December; capital gains, if any, are paid in December

INVESTMENT ADVISER
Mellon Capital Management Corporation, San Francisco, Calif., since inception

INCEPTION DATE
November 3, 1988

NET ASSETS AS OF SEPTEMBER 30, 1998
$o billion

SUITABLE FOR IRAS
Yes

MINIMUM INITIAL INVESTMENT
$3,000; $1,000 for IRAs and custodial accounts for minors

NEWSPAPER ABBREVIATION
AssetA

VANGUARD FUND NUMBER
078

CUSIP NUMBER
922020102

TICKER SYMBOL
VAAPX

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A WORD ABOUT RISK
This prospectus describes the risks you would face as an investor in Vanguard Asset Allocation Fund. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in Vanguard Asset Allocation Fund, you should also take into account your personal tolerance for the daily fluctuations of the securities markets.
   Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you would confront as a shareholder of the Fund.
================================================================================

WHO SHOULD INVEST
The Fund may be a suitable investment for you if:
[] You wish to invest in a fund that actively manages a mix of U.S. common stocks, bonds, and money market instruments.
[] You are seeking growth of capital over the long term--at least five years.
[] You are not looking for current income.

   THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST IN THIS FUND IF YOU ARE A MARKET-TIMER.

The Fund has adopted the following policies, among others, to discourage short-term trading:
[] The Fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to the efficient management of the Fund. This could be because of the timing of the investment or because of a history of excessive trading by the investor.
[] There is a limit on the number of times you can exchange into and out of the
   Fund (see "Redeeming Shares" in the INVESTING WITH VANGUARD section).
[] The Fund reserves the right to stop offering shares at any time.

                                PLAIN TALK ABOUT
                            COSTS AND MARKET-TIMING
Some investors try to profit from market-timing--switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges it permits.

PRIMARY INVESTMENT STRATEGIES
This section explains the strategies that the investment adviser uses in pursuit of the Fund's objective, long-term growth of capital and income.
It also explains how the adviser implements these strategies. In addition, this section discusses several important risks--market risk, interest rate risk, and manager risk--faced by investors in the Fund. The Fund's Board of Trustees oversees the management of the Fund and may change the investment strategies in the interest of shareholders.

MARKET EXPOSURE
The adviser, Mellon Capital Management Corporation, allocates the Fund's assets among stocks, bonds, and money market instruments in proportions that depend on projected returns and risks for each asset class.

STOCKS
A portion of the Fund's assets is typically invested in common stocks.

[FLAG] THE FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE POSSIBILITY THAT
       STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

        The Fund will typically hold a diversified combination of common stocks intended to parallel the performance of the S&P 500 Index, which is dominated by large-capitalization stocks. The stocks are evaluated using a "dividend discount" model. This model provides an estimate of the total return of the S&P 500 Index, based upon the expected earnings of each of the companies in the index.
        To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

              ---------------------------------------------------
                      U.S. STOCK MARKET RETURNS (1926-1998)
              ---------------------------------------------------
                        1 YEAR    5 YEARS    10 YEARS    20 YEARS
              ---------------------------------------------------
              Best        o          o          o           o
              Worst       o          o          o           o
              Average     o          o          o           o
              ---------------------------------------------------
        The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1998. You can see, for example, that while the average return on stocks for all of the 5-year periods was o %, returns for individual 5-year periods ranged from a -12.5% average (from 1928 through 1932) to 23.9% (from 1951 through 1954). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.
        Finally, because Vanguard Asset Allocation Fund invests in a mix of stocks, bonds, and money market instruments, the Fund's performance will not mirror the returns of any particular index.

BONDS
A portion of the Fund's assets is typically invested in bonds.

[FLAG] THE FUND IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE POSSIBILITY THAT
       BOND PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS DUE TO RISING INTEREST RATES.

        Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly due to rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

                                PLAIN TALK ABOUT
                            BONDS AND INTEREST RATES
As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--causing you to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you would be able to sell your 5% bond for more than you paid.

        To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 2% change (both up and down) in interest rates on three $1,000 bonds, each with a different maturity.

--------------------------------------------------------------------------------
                  HOW INTEREST RATE CHANGES AFFECT BOND PRICES*
--------------------------------------------------------------------------------
                                VALUE OF A $1,000 BOND  VALUE OF A $1,000 BOND
                                  AFTER A 2% INCREASE     AFTER A 2% DECREASE
MATURITY                           IN INTEREST RATES       IN INTEREST RATES
--------------------------------------------------------------------------------
Short-Term (2.5 years)                   $956                   $1,046
Intermediate-Term (10 years)             $870                   $1,156
Long-Term (20 years)                     $816                   $1,251
--------------------------------------------------------------------------------
*Assuming a 7% yield
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                                PLAIN TALK ABOUT
                                 TYPES OF BONDS
Bonds are issued (sold) by many sources: corporations issue corporate bonds; the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; and mortgage holders issue "mortgage-backed" bonds, such as Government National Mortgage Association (GNMA). Each issuer is responsible for paying back the bond's initial value as well as periodic interest payments.

                                PLAIN TALK ABOUT
                                BOND MATURITIES
A bond is issued with a specific maturity date--the date when the bond issuer, or seller, must pay back the bond's initial value (known as its "face value"). Bond maturities generally range from less than one year (short-term) to 30 years (long-term). The longer a bond's maturity, the more risk you, as a bond investor, face as interest rates rise--but also the more interest you could receive. Long-term bonds are more suitable for investors willing to take greater risks in hope of higher yields; short-term bond investors should be willing to accept lower yields in return for less fluctuation in the value of their investment.

        The Fund will typically invest its allocation to bonds in a pool of long-term U.S. Treasury bonds, which mature in 10 to 30 years. It may also hold other "full faith and credit" obligations of the U.S. government.
        The U.S. government guarantees the timely payment of interest and principal for its Treasury bonds, but does not guarantee its bonds' prices. In other words, while Treasury bonds enjoy the highest credit ratings, their prices--like the prices of other bonds in the Fund--will fluctuate with changes in interest rates.
        The adviser evaluates bonds' attractiveness based upon their current yield-to-maturity, which is an estimate of total return that considers a bond's purchase price, redemption value, time to maturity, yield, and time between interest payments.

SECURITY SELECTION
Mellon Capital Management Corporation (Mellon Capital), adviser to the Fund, makes no effort to choose among individual stocks or bonds to identify attractive securities. Rather, the adviser tries to determine the mix of stocks, bonds, and money market instruments that offers the best combination of potential return and risk. The aim is to maximize the long-term total return of the Fund while incurring less investment risk than a portfolio made up entirely of stocks. At any given time, Mellon Capital may allocate all, a portion, or none of the Fund's assets to large-capitalization U.S. stocks, long-term U.S. Treasury bonds, or cash reserves.
        For the Fund's common stock allocation, the adviser uses a diversified portfolio of stocks selected to parallel the performance of the S&P 500
Index or S&P 500 stock index futures. For the Fund's bond allocation, the adviser uses long-term (10- to 30-year maturities) U.S. Treasury bonds. For the Fund's cash reserves allocation, the adviser can use a variety of money market instruments, including U.S. Treasury bills, government agency securities, high-quality commercial paper, and certificates of deposit.
        Mellon Capital uses a computer model to estimate return and risk and to recommend shifts in allocations. The adviser implements these shifts in a disciplined manner. The adviser believes that, within the fluctuations of the financial markets, there are occasional brief periods in which the market values of the asset classes do not reflect their true value. The Fund attempts to capitalize on these perceived imbalances by changing the mix of the Fund's holdings in the three asset classes. There are no limitations on the amount of the Fund's assets that may be allocated to stocks, bonds, or money market instruments; it can be 100% invested in any of the three asset classes. The adviser does not consider tax consequences in deciding to buy and sell securities.

                                PLAIN TALK ABOUT
                                 TURNOVER RATE
Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. (These costs are in addition to those described in the fee table on page 2.) Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as income subject to taxes. The average turnover rate for all domestic stock funds is approximately 80%.


                                PLAIN TALK ABOUT
                                  DERIVATIVES
A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new types of derivatives. If used for speculation or as leveraged investments, derivatives can carry considerable risks.

[FLAG] THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE POSSIBILITY THAT THE
       ADVISER MAY DO A POOR JOB ALLOCATING THE FUND'S NET ASSETS AMONG STOCKS, BONDS, AND MONEY MARKET INSTRUMENTS.

        Since the Fund's asset allocation changes according to the adviser's timely projection of risk and return, the Fund may exhibit higher volatility than balanced funds with static allocations.
        Historical evidence indicates that correctly timing portfolio allocations among asset classes has been a difficult strategy to implement successfully on a consistent basis. Although Mellon Capital has substantial experience in asset allocation, there can be no assurance that the adviser will consistently anticipate which asset class will perform best in the future.
        The Fund's investment results could suffer, for example, if only a small portion of the Fund's assets were allocated to stocks during a significant stock market advance, as if a major portion of its assets were allocated to stocks during a market decline. Similarly, the Fund's short-term investment results could also suffer if the Fund were substantially invested in bonds at a time when interest rates increased.

TURNOVER RATE
Although the Fund generally seeks to invest for the long term, it retains the right to sell securities regardless of how long the securities have been held. The Fund's average turnover rate for the past five years has been about o %. (A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its net assets within a one-year period.)

OTHER INVESTMENT POLICIES AND RISKS
Besides investing in common stocks, bonds, and money market instruments, the Fund may make certain other kinds of investments to achieve its objective.
        The Fund may invest, to a limited extent, in foreign securities.
        The Fund may also invest in stock and bond futures and options contracts, which are traditional types of derivatives. Under normal circumstances, the market value of these contracts and options may represent up to 50% of the Fund's assets. (Under unusual circumstances, the Fund may hold futures equal in value to 100% of its net assets.)
        Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. This Fund will not use futures for speculative purposes and, therefore, does not intend to leverage its net assets. The Fund will keep separate cash reserves or short-term, cash-equivalent securities in the amount of the obligation underlying the futures contract.

        The reasons for which the Fund will invest in futures and options are:
[] To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks or bonds.
[] To reduce the Fund's transaction costs or add value when these instruments are favorably priced.
[] To use as an investment tool when reallocating assets among stocks, bonds, and money market instruments. For example, the adviser may wish to reallocate 10% of the Fund's assets from stocks to bonds. To implement this change rapidly and with low transaction costs, the adviser may sell stock index futures and purchase bond index futures.
    The Fund may also invest without limit in cash reserves, including obligations of the U.S. government and its agencies, commercial paper, bank certificates of deposit, banker's acceptances, and repurchase agreements collateralized by these securities.

                                PLAIN TALK ABOUT
                     VANGUARD'S UNIQUE CORPORATE STRUCTURE
The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.

                                PLAIN TALK ABOUT
                               THE FUND'S ADVISER
Mellon Capital Management Corporation is an investment advisory firm founded in 1983. As of September 30, 1998, Mellon Capital managed more than $63 billion in assets. The managers responsible for overseeing the implementation of Mellon Capital's strategy for the Fund are:
        WILLIAM L. FOUSE, CFA, Chairman of Mellon Capital; has worked in investment management since 1953; with Mellon Capital since its founding in 1983; B.A. and M.B.A., University of Kentucky. Mr. Fouse has overseen the Fund since its inception in 1988.
        THOMAS F. LOEB, Chief Executive Officer of Mellon Capital; has worked in investment management since 1970; with Mellon Capital since its founding in 1983; B.A., Fairleigh Dickinson University, M.B.A., University of Pennsylvania. Mr. Loeb has overseen the Fund since its inception in 1988.

THE FUND AND VANGUARD
The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 distinct investment portfolios holding assets worth more than $ o billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.
        Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

INVESTMENT ADVISER
The Fund employs Mellon Capital Management Corporation, 595 Market St.,
Suite 3000, San Francisco, CA 94105, as its investment adviser. Mellon Capital is a wholly owned subsidiary of MBC Investment Corporation, which itself is a wholly owned subsidiary of Mellon Bank Corporation. Mellon Capital manages the Fund subject to the control of the Trustees and officers of the Fund.
        Mellon Capital's advisory fee is paid at the end of each fiscal quarter. This fee is based on certain annual percentage rates applied to the Fund's average month-end assets for each quarter. In addition, Mellon Capital's advisory fee is increased or decreased, based on the cumulative investment performance of the Fund over a trailing 36 month period as compared with the cumulative total return of the Asset Allocation Composite Index (65% S&P 500 Index; 35% Lehman Brothers Long U.S. Treasury Bond Index) over the same period.
        For the year ended September 30, 1998, the investment advisory fee paid to Mellon Capital was $ o million, which represented an effective annual rate of
o % of the Fund's average net assets.

        The Fund has authorized Mellon Capital to choose brokers or dealers to handle the purchase and sale of securities for the Fund, and to seek to obtain the best available price and most favorable execution from these brokers with respect to all transactions.
        In the interest of obtaining better execution of a transaction, Mellon Capital may choose brokers who charge higher commissions. If more than one broker can obtain the best available price and favorable execution of a transaction, then Mellon Capital is authorized to choose a broker who, in addition to executing the transaction, will provide research services to Mellon Capital or the Fund. Also, the Fund may direct Mellon Capital to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund. However, Mellon Capital will not pay higher commissions specifically for the purpose of obtaining research services.
        The Board of Trustees may, without prior approval from shareholders, change the terms of the advisory agreement or hire a new investment adviser, either as a replacement for Mellon Capital or as an additional adviser. However, any such change will be communicated to shareholders in writing.

YEAR 2000 CHALLENGE

The common practice in computer programming of using just two digits to identify a year has resulted in the Year 2000 challenge throughout the information technology industry. If unchanged, many computer applications and systems could misinterpret dates occurring after December 31, 1999, leading to errors or failure. Such failure could adversely affect a fund's operations, including pricing, securities trading, and the servicing of shareholder accounts.
        The Vanguard Group is dedicated to providing uninterrupted, high-quality performance from our computer systems before, during, and after 2000. In July 1998, we completed the renovation and initial testing of our internal systems. Vanguard is diligently working with external partners, suppliers, and vendors, including fund managers and other service providers, to assure that the systems with which we interact remain operational at all times.
        In addition to taking every reasonable step to secure our internal systems and external relationships, Vanguard is further developing contingency plans intended to assure that unexpected systems failures will not adversely affect the Fund's operations. Vanguard intends to monitor these processes through the rollover of 1999 into 2000 and to quickly implement alternate solutions if necessary.
        However, despite Vanguard's efforts and contingency plans, noncompliant computer systems could have a material adverse effect on the Fund's business, operations, or financial condition. Additionally, the Fund's performance could be hurt if a computer-system failure at a company or governmental unit affects the price of securities the Fund owns.

                                PLAIN TALK ABOUT
                                 DISTRIBUTIONS
As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the fund earns from its holdings and the interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. The capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.

DIVIDENDS, CAPITAL GAINS, AND TAXES

Each June and December, the Fund distributes to shareholders virtually all of its income from interest and dividends. Any capital gains from the sale of the Fund's holdings are distributed in December. You can receive distributions of income or capital gains in cash, or you can have them automatically invested in more shares of the Fund. In either case, these distributions are taxable to you. It is important to note that distributions of dividends and capital gains that are declared in December--if paid to you by the end of January--are taxed as if they had been paid to you in December.
        Vanguard will send you a statement each year showing the tax status of all your distributions. If you have chosen to receive dividend and/or capital gains distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, we will change the distribution option so that all dividends and other distributions are automatically invested in additional shares. We will not pay interest on uncashed distribution checks.

[] The dividends and short-term capital gains that you receive are considered ordinary income for tax purposes. n Any distributions of net long-term capital gains by the Fund are taxable to you as long-term capital gains, no matter how long you've owned shares in the Fund.
[] Although the Fund does not seek to realize any particular amount of capital gains during a year, such gains are realized from time to time as by-products of its ordinary investment activities. Consequently, distributions may vary considerably from year to year.
[] If you sell or exchange shares, any gain or loss you have is a taxable event.
   This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
[] Distributions of dividends or capital gains, and capital gains or losses from your sale or exchange of Fund shares, may be subject to state and local income taxes as well.
        The tax information in this prospectus is provided as general information and will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan. You should consult your tax adviser about the tax consequences of an investment in the Fund.

                                PLAIN TALK ABOUT
                              "BUYING A DIVIDEND"
Unless you are investing through a tax-deferred retirement account (such as an IRA), it is not to your advantage to buy shares of a fund shortly before it makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: on December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price would drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.

SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of trading on the New York Stock Exchange (the NAV is not calculated on holidays or other days the Exchange is closed). Net asset value per share is computed by adding up the total value of the Fund's investments and other assets, subtracting any of its liabilities (debts), and then dividing by the number of Fund shares outstanding:

                                   TOTAL ASSETS - LIABILITIES
        NET ASSET VALUE =  ---------------------------------------
                                 NUMBER OF SHARES OUTSTANDING

        Knowing the daily net asset value is useful to you as a shareholder because it indicates the current value of your investment. The Fund's NAV, multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.
        A NOTE ON PRICING: The Fund's investments will be priced at their market value when market quotations are readily available. When these quotations are not readily available, investments will be priced at their fair value, calculated according to procedures adopted by the Fund's Board of Trustees.
        The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Funds." Different newspapers use different abbreviations of the Fund's name, but the most common is ASSETA.

                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE
The Fund began fiscal 1998 with a net asset value (price) of $ o per share. During the year, the Fund earned $ o per share from investment income (interest and dividends) and $ o per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.
        Shareholders received $ o per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.
        The earnings ($ o per share) minus the distributions ($ o per share) resulted in a share price of $ o at the end of the year. This was an increase of $ o per share (from $ o at the beginning of the year to $ o at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was o % for the year.
        As of September 30, 1998, the Fund had $ o billion in net assets. For the year, its expense ratio was o % ($ o per $1,000 of net assets); and its net investment income amounted to o % of its average net assets. It sold and replaced securities valued at o % of its net assets.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years, and reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned each year on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

------------------------------------------------------------------------------------------------------------
                                                                      VANGUARD ASSET ALLOCATION FUND
                                                                          YEAR ENDED SEPTEMBER 30,
                                                            ------------------------------------------------
                                                             1998      1997      1996      1995       1994
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $o      $18.27    $17.03    $13.78     $15.08
------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                        o         .74       .69       .64        .52
  Net Realized and Unrealized Gain (Loss)
   on Investments                                              o        4.29      1.82      3.18       (.81)
                                                            ------------------------------------------------
   Total from Investment Operations                            o        5.03      2.51      3.82       (.29)
                                                            ------------------------------------------------
Distributions
  Dividends from Net Investment Income                         o        (.72)     (.66)     (.57)      (.48)
  Distributions from Realized Capital Gains                    o       (1.05)     (.61)       --       (.53)
                                                            ------------------------------------------------
   Total Distributions                                         o       (1.77)    (1.27)     (.57)     (1.01)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $o      $21.53    $18.27    $17.03     $13.78
============================================================================================================

TOTAL RETURN                                                  o%      29.42%    15.27%    28.57%     -2.05%
============================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year (Millions)                          $o      $3,738    $2,341    $1,593     $1,120
  Ratio of Total Expenses to
    Average Net Assets                                        o%       0.49%     0.47%     0.49%      0.50%
  Ratio of Net Investment Income to
    Average Net Assets                                        o%       3.96%     4.17%     4.41%      3.68%
  Turnover Rate                                               o%         10%       47%       34%        51%
------------------------------------------------------------------------------------------------------------

        From time to time, the Vanguard funds advertise yield and total return figures. Yield is a measure of past dividend income. Total return includes both past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation (or depreciation). Neither yield nor total return should be used to predict the future performance of a fund.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

INVESTING WITH VANGUARD

Are you looking for the most convenient way to open or add money to a Vanguard account? Obtain instant access to fund information? Establish an account for a minor child or for your retirement savings?
        Vanguard can help. Our goal is to make it easy and pleasant for you to do business with us.
        The following sections of the prospectus briefly explain the many services we offer. Booklets providing detailed information are available on the services marked with a [BOOKLET]. Please call us to request copies.

SERVICES AND ACCOUNT FEATURES

Vanguard offers many services that make it convenient to buy, sell, or exchange shares, or to obtain fund or account information.
--------------------------------------------------------------------------------
TELEPHONE REDEMPTIONS (SALES AND EXCHANGES)
Automatically set up for this Fund unless you notify us otherwise.
--------------------------------------------------------------------------------
VANGUARD DIRECT DEPOSIT SERVICE(TM) [BOOKLET]
Automatic method for depositing your paycheck or U.S. government payment (including Social Security and government pension checks) into your account.
--------------------------------------------------------------------------------
VANGUARD AUTOMATIC EXCHANGE SERVICE(TM) [BOOKLET]
Automatic method for moving a fixed amount of money from one Vanguard fund account to another.
--------------------------------------------------------------------------------
VANGUARD FUND EXPRESS(R) [BOOKLET]
Electronic method for buying or selling shares. You can transfer money between your Vanguard fund account and an account at your bank, savings and loan, or credit union on a systematic schedule or whenever you wish.
--------------------------------------------------------------------------------
VANGUARD DIVIDEND EXPRESS(TM) [BOOKLET]
Electronic method for transferring dividend and/or capital gains distributions directly from your Vanguard fund account to your bank, savings and loan, or credit union account.
--------------------------------------------------------------------------------
VANGUARD TELE-ACCOUNT(R) 1-800-662-6273 [BOOKLET]
Toll-free 24-hour access to Vanguard fund and account information--as well as some transactions--by using any touch-tone phone. Tele-Account provides total return, share price, price change, and yield quotations for all Vanguard funds; gives your account balances and history (e.g., last transaction, latest dividend distribution); and allows you to sell or exchange fund shares.
--------------------------------------------------------------------------------
ACCESS VANGUARD(R) www.vanguard.com [COMPUTER]
You can use your personal computer to perform certain transactions for most Vanguard funds by accessing our website. To establish this service, you must register through the website. We will then send to you, by mail, an account access password that allows you to process the following financial and administrative transactions online:
[] Open a new account*.
[] Buy, sell or exchange shares of most funds.
[] Change your name/address.
[] Add/change fund options (including dividend options, Vanguard Fund
   Express(R), bank instructions, checkwriting, and Vanguard Automatic Exchange Service(TM)).
*Only current Vanguard shareholders can open a new account online, by exchanging shares from other existing Vanguard accounts.
--------------------------------------------------------------------------------
INVESTOR INFORMATION DEPARTMENT: 1-800-662-7447 (SHIP) TEXT TELEPHONE:
1-800-952-3335
Call Vanguard for information on our funds, fund services, and retirement accounts, and to request literature.
--------------------------------------------------------------------------------
CLIENT SERVICES DEPARTMENT: 1-800-662-2739 (CREW) TEXT TELEPHONE: 1-800-662-2738 Call Vanguard for information on your account, account transactions, and account statements.
--------------------------------------------------------------------------------
SERVICES FOR CLIENTS OF VANGUARD'S INSTITUTIONAL DIVISION: 1-888-809-8102 Vanguard's Institutional Division offers a variety of specialized services for large institutional investors, including the ability to effect account transactions through private electronic networks and third-party recordkeepers.
--------------------------------------------------------------------------------

TYPES OF ACCOUNTS

Individuals and institutions can establish a variety of accounts with Vanguard.
--------------------------------------------------------------------------------
FOR ONE OR MORE PEOPLE
Open an account in the name of one (individual) or more (joint tenants) people.
--------------------------------------------------------------------------------
FOR HOLDING PERSONAL TRUST ASSETS [BOOKLET]
Invest assets held in an existing personal trust.
--------------------------------------------------------------------------------
FOR INDIVIDUAL RETIREMENT ACCOUNTS [BOOKLET]
Open a Traditional IRA account or a Roth IRA account. Eligibility and other requirements are established by federal law and Vanguard custodial account agreements. For more information, please call 1-800-662-7447 (SHIP).
--------------------------------------------------------------------------------
FOR AN ORGANIZATION [BOOKLET]
Open an account as a corporation, partnership, endowment, foundation, or other entity.
--------------------------------------------------------------------------------
FOR THIRD-PARTY TRUSTEE RETIREMENT INVESTMENTS
Open an account as a retirement trust or plan based on an existing corporate or institutional plan. These accounts are established by the trustee of the existing plan.
--------------------------------------------------------------------------------
VANGUARD PROTOTYPE PLANS
Open a variety of retirement accounts using Vanguard prototype plans for individuals, sole proprietorships, and small businesses. For more information, please call 1-800-662-2003.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
A NOTE ON INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell Fund shares through a financial intermediary such as a bank, broker, or investment adviser. If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any special rules that may apply. For example, special terms may apply to additional service features, fees, or other policies. Consult your intermediary to determine when your order will be priced.
--------------------------------------------------------------------------------

BUYING SHARES

You buy your shares at the Fund's next-determined net asset value after Vanguard receives your request. As long as your request is received before the close of trading on the New York Stock Exchange, generally 4 p.m. Eastern time, you will buy your shares at that day's net asset value.
--------------------------------------------------------------------------------
MINIMUM INVESTMENT TO...
open a new account
$3,000 (regular account); $1,000 (Traditional IRAs and Roth IRAs).

add to an existing account
$100 by mail or exchange; $1,000 by wire.
--------------------------------------------------------------------------------
A NOTE ON LOW BALANCES
The Fund reserves the right to close any nonretirement account whose balance falls below the minimum initial investment. The Fund will deduct a $10 annual fee in June if your nonretirement account balance falls below $2,500. The fee is waived if your total Vanguard account assets are $50,000 or more.
--------------------------------------------------------------------------------
BY MAIL TO... [ENVELOPE]
open a new account
Complete and sign the application form and enclose your check.

add to an existing account
Mail your check with an Invest-By-Mail form detached from your confirmation statement to the address listed on the form.

Make your check payable to: The Vanguard Group-78
All purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

First-class mail to:            Express or Registered mail to:
The Vanguard Group              The Vanguard Group
P.O. Box 2600                   455 Devon Park Drive
Valley Forge, PA 19482-2600     Wayne, PA 19087-1815

For clients of Vanguard's Institutional Division...

First-class mail to:            Express or Registered mail to:
The Vanguard Group              The Vanguard Group
P.O. Box 2900                   455 Devon Park Drive
Valley Forge, PA 19482-2900     Wayne, PA 19087-1815
--------------------------------------------------------------------------------
IMPORTANT NOTE: To prevent check fraud, Vanguard will not accept checks made payable to third parties.
--------------------------------------------------------------------------------

BY TELEPHONE TO... [TELEPHONE]
open a new account
Call Vanguard Tele-Account* 24 hours a day--or Client Services during business hours--to exchange from another Vanguard fund account with the same registration (name, address, taxpayer identification number, and account type).

add to an existing account
Call Vanguard Tele-Account* 24 hours a day--or Client Services during business hours--to exchange from another Vanguard fund account with the same registration (name, address, taxpayer identification number, and account type). Use Vanguard Fund Express (see "Services and Account Features") to transfer assets from your bank account. Call Client Services before your first use to verify that this option is in place.

Vanguard Tele-Account           Client Services
1-800-662-6273                  1-800-662-2739
*You must obtain a Personal Identification Number through Tele-Account at least seven days before you request your first exchange.
--------------------------------------------------------------------------------
IMPORTANT NOTE: Once you've requested a telephone transaction and a confirmation number has been assigned, the transaction cannot be revoked. We reserve the right to refuse any purchase request.
--------------------------------------------------------------------------------
BY WIRE TO OPEN A NEW ACCOUNT OR ADD TO AN EXISTING ACCOUNT [SINE WAVE]
Call Client Services to arrange your wire transaction. Wire transactions are not available for retirement accounts, except for asset transfers and direct rollovers.

Wire to:
FRB ABA 021001088
Marine Midland Bank, New York

For credit to:
Account: 000112046
Vanguard Incoming Wire Account

In favor of:
Vanguard Asset Allocation Fund--78
[Account number, or temporary number for a new account]
[Registered account owner]
[Registered address]
--------------------------------------------------------------------------------

        You can redeem (that is, sell or exchange) shares purchased by check or Vanguard Fund Express at any time. However, while your redemption request will be processed at the next-determined net asset value after it is received, your redemption proceeds will not be available until payment for your purchase is collected, which may take up to ten calendar days.
        Keep in mind that if you buy or sell Fund shares through a registered broker/dealer or investment adviser, the broker/dealer or adviser may charge you a service fee.
--------------------------------------------------------------------------------
A NOTE ON LARGE PURCHASES
It is important that you call Vanguard before you invest a large dollar amount. We must consider the interests of all Fund shareholders and so reserve the right to refuse any purchase that will disrupt the Fund's operation or performance.
--------------------------------------------------------------------------------

REDEEMING SHARES

The ability to redeem (that is, sell or exchange) Fund shares by telephone is automatically established for your account, unless you instruct us otherwise in writing. While telephone redemption is easy and convenient, this account feature involves a risk of loss from unauthorized or fraudulent transactions. Vanguard will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and immediately reviewing any account statements that we send to you. Make sure to contact Vanguard immediately about any transaction you believe to be unauthorized.
        We reserve the right to refuse a telephone redemption if the caller is unable to provide:
        [CHECKMARK] The ten-digit account number.
        [CHECKMARK] The name and address exactly as registered on the account. [CHECKMARK] The primary Social Security or employer identification number as registered on the account.
        [CHECKMARK] The Personal Identification Number, if applicable.
        Please note that Vanguard will not be responsible for any account losses due to telephone fraud, so long as we have taken reasonable steps to verify the caller's identity. If you wish to remove the telephone redemption feature from your account, please notify us in writing.

HOW TO SELL SHARES
You can withdraw any part of your account, at any time, by selling shares. Sale proceeds are normally mailed within two business days after Vanguard receives your request. Proceeds of wire redemptions are sent to your bank one business day after Vanguard or its appointed agent receives your request. The sale price of your shares will be the Fund's next-determined net asset value after Vanguard receives all required documents in good order.
        Good order means that the request includes:
        [CHECKMARK] Fund name and account number.
        [CHECKMARK] Amount of the transaction (in dollars or shares). [CHECKMARK] Signatures of all owners exactly as registered on the account.
        [CHECKMARK] Signature guarantees (if required).
        [CHECKMARK] Any supporting legal documentation that may be required. [CHECKMARK] Any certificates you are holding for the account.
        Sale or exchange requests received after the close of trading on the Exchange are processed at the next business day's net asset value. No interest will accrue on amounts represented by uncashed redemption checks. The Fund will not cancel any trade (e.g., purchase, redemption, or exchange) believed to be authentic, once the trade request has been received in writing or by telephone with a confirmation number assigned.
--------------------------------------------------------------------------------
NOTE: Some written requests (such as those requesting that redemptions be paid to a different payee or address than that of the account owner) require a signature guarantee from a bank, broker, or other acceptable financial institution. A notary public cannot provide a signature guarantee.
--------------------------------------------------------------------------------

HOW TO EXCHANGE SHARES
An exchange is the selling of shares of one Vanguard fund to purchase shares of another. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.
        Because excessive exchanges can disrupt the management of the Fund and increase transaction costs, Vanguard limits exchange activity to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (at least 30 days apart) from the Fund during any 12-month period. "Substantive" means either a dollar amount or a series of movements between Vanguard funds that Vanguard determines, in its sole discretion, could adversely affect the management of the Fund.
        Before you exchange into a new Vanguard fund, be sure to read its prospectus.
--------------------------------------------------------------------------------
SELLING OR EXCHANGING SHARES BY MAIL [ENVELOPE]
All Account Types Except Retirement:
Send a letter of instruction signed by all registered account holders. Include the fund name and account number and (if you are selling) a dollar amount or number of shares OR (if you are exchanging) the name of the fund you want to exchange into and a dollar amount or number of shares. To exchange into an account with a different registration (including a different name, address, taxpayer identification number, or account type), you must provide Vanguard with written instructions that include the guaranteed signatures of all current account owners of the fund from which you wish to redeem.

Vanguard Retirement Accounts:
For information on how to request distributions from:
[] Traditional IRAs and Roth IRAs--call Client Services.
[] SEP-IRAs, SIMPLE IRAs, 403(b)(7) custodial accounts, and Profit-Sharing and
   Money Purchase Pension (Keogh) Plans--call Individual Retirement Plans at 1-800-662-2003.
Depending on your account registration type, additional documentation may be required.

First-class mail to:            Express or Registered mail to:
The Vanguard Group              The Vanguard Group
P.O. Box 2600                   455 Devon Park Drive
Valley Forge, PA 19482-2600     Wayne, PA 19087-1815

For clients of Vanguard's Institutional Division...

First-class mail to:            Express or Registered mail to:
The Vanguard Group              The Vanguard Group
P.O. Box 2900                   455 Devon Park Drive
Valley Forge, PA 19482-2900     Wayne, PA 19087-1815
--------------------------------------------------------------------------------
SELLING OR EXCHANGING SHARES BY TELEPHONE [TELEPHONE]
All Account Types Except Retirement:
Call Vanguard Tele-Account* 24 hours a day--or Client Services during business hours--to sell or exchange shares. You can exchange shares from this Fund to open an account in another Vanguard fund or to add to an existing Vanguard fund account with an identical registration.

Retirement Accounts:
You can exchange--but not sell--shares by calling Tele-Account or Client
Services.

Vanguard Tele-Account           Client Services
1-800-662-6273                  1-800-662-2739
*You must obtain a Personal Identification Number through Tele-Account at least seven days before you request your first exchange.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A NOTE ON UNUSUAL CIRCUMSTANCES
Vanguard reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In addition, Vanguard can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in this section.
--------------------------------------------------------------------------------
SELLING OR EXCHANGING SHARES ONLINE [COMPUTER]
ACCESS VANGUARD www.vanguard.com You can use your personal computer to sell or exchange shares of most Vanguard funds by accessing our website. To establish this service, you must register through the website. We will then send you, by mail, an account access password that will enable you to sell or exchange shares online (as well as perform other transactions).
        NOTE: The Vanguard funds whose shares you cannot exchange online or by telephone are VANGUARD U.S. STOCK INDEX FUNDS, VANGUARD BALANCED INDEX FUND, VANGUARD INTERNATIONAL STOCK INDEX FUNDS, VANGUARD REIT INDEX FUND, VANGUARD TOTAL INTERNATIONAL STOCK INDEX FUND, and VANGUARD GROWTH AND INCOME FUND. These funds do, however, permit online and telephone exchanges within IRAs and other retirement accounts. If you sell shares of these funds online, you will receive a redemption check at your address of record.
--------------------------------------------------------------------------------
A NOTE ON LARGE REDEMPTIONS
It is important that you call Vanguard before you redeem a large dollar amount. We must consider the interests of all Fund shareholders and so reserve the right to delay delivery of your redemption proceeds--up to seven days--if the amount will disrupt the Fund's operation or performance.
        If you redeem more than $250,000 worth of Fund shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in kind, i.e., in securities, rather than in cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities for cash.
--------------------------------------------------------------------------------
TRANSFERRING REGISTRATION

You can transfer the registration of your Fund shares to another owner by completing a transfer form and sending it to Vanguard.

First-class mail to:            Express or Registered mail to:
The Vanguard Group              The Vanguard Group
P.O. Box 1110                   455 Devon Park Drive
Valley Forge, PA 19482-1110     Wayne, PA 19087-1815

For clients of Vanguard's Institutional Division...

First-class mail to:            Express or Registered mail to:
The Vanguard Group              The Vanguard Group
P.O. Box 2900                   455 Devon Park Drive
Valley Forge, PA 19482-2900     Wayne, PA 19087-1815
--------------------------------------------------------------------------------

FUND AND ACCOUNT UPDATES
STATEMENTS AND REPORTS
We will send you clear, concise account and tax statements to help you keep track of your Fund account throughout the year as well as when you are preparing your income tax returns.
        In addition, you will receive financial reports about the Fund twice a year. These comprehensive reports include an assessment of the Fund's performance (and a comparison to its industry benchmark), an overview of the markets, a report from the advisers, a listing of the Fund's holdings, and other financial statements.
        To keep the Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more Fund shareholders have the same last name and address, we send just one Fund report to that address--instead of mailing separate reports to each shareholder. If you want us to send separate reports, however, you may notify our Investor Information Department at 1-800-662-7447.
--------------------------------------------------------------------------------

CONFIRMATION STATEMENT
Sent each time you buy, sell, or exchange shares; confirms the trade date and the amount of your transaction.
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY [BOOKLET]
Mailed quarterly for most accounts; shows the market value of your account at the close of the statement period, as well as distributions, purchases, sales, and exchanges for the current calendar year.
--------------------------------------------------------------------------------
FUND FINANCIAL REPORTS
Mailed in December and June for this Fund.
--------------------------------------------------------------------------------
TAX STATEMENTS
Generally mailed in January; report previous year's taxable distributions and proceeds from the sale of shares.
--------------------------------------------------------------------------------
AVERAGE COST REVIEW STATEMENT
Issued quarterly for most taxable accounts (accompanies your Portfolio Summary); shows the average cost of shares that you redeemed during the calendar year, using the average cost single category method.
--------------------------------------------------------------------------------

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GLOSSARY OF INVESTMENT TERMS

ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

BOND
A security representing the obligation of an issuer to pay a stated amount of interest (or "coupon") at a regular interval (usually every six months) until maturity, when the principal is repaid.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that the fund has sold at a profit, minus any realized losses.

CASH RESERVES
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FUND DIVERSIFICATION
Holding a variety of securities so that a fund's return is not badly hurt by the poor performance of a single security or industry.

INDEX
An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.

INVESTMENT ADVISER
An organization that makes the day-to-day decisions regarding a fund's investments.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PASSIVE MANAGEMENT
A low-cost investment strategy in which a mutual fund attempts to match--rather than outperform-a particular stock or bond market index. Also known as indexing.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

THE VANGUARD GROUP LOGO

Post Office Box 2600
Valley Forge, PA 19482-2600

FOR MORE INFORMATION
If you'd like more information about Vanguard Asset Allocation Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In these reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION DEPARTMENT
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB
WWW.VANGUARD.COM

E-MAIL:
ONLINE@VANGUARD.COM

If you are a current Fund shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-662-2738

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-800-SEC-0330. Reports and other information about the Fund are also available on the SEC's website (www.sec.gov), or you can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-6009.

Fund's Investment Company Act
file number: 811-5628

(c) 1999 Vanguard Marketing
Corporation, Distributor.
All rights reserved.

VANGUARD ASSET ALLOCATION FUND

Participant Prospectus
January 29, 1999

A Balanced Mutual Fund

  CONTENTS
1   FUND PROFILE
2   ADDITIONAL INFORMATION
3   A WORD ABOUT RISK
3   WHO SHOULD INVEST
3   PRIMARY INVESTMENT STRATEGIES
7   THE FUND AND VANGUARD
7   INVESTMENT ADVISER
8   YEAR 2000 CHALLENGE
8   DIVIDENDS, CAPITAL GAINS, AND TAXES
9   SHARE PRICE
10  FINANCIAL HIGHLIGHTS
11  INVESTING WITH VANGUARD
11  ACCESSING FUND INFORMATION BY COMPUTER
GLOSSARY (inside back cover)

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WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the objective, risks, and strategies of Vanguard Asset Allocation Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.
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IMPORTANT NOTE

This prospectus is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.
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NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND PROFILE

The following profile summarizes key features of Vanguard Asset Allocation Fund.

INVESTMENT OBJECTIVE
The Fund seeks to provide maximum long-term total return (capital change plus income) by investing in varying mixtures of common stocks, bonds, and money market instruments while incurring less investment risk than a fund made up entirely of stocks.

INVESTMENT STRATEGIES
The Fund invests in common stocks, bonds, and money market instruments in proportions consistent with their expected returns and risks as evaluated by the Fund's adviser. These proportions are changed from time to time as market expectations shift. The Fund is permitted to be 100% invested in any one of the three asset classes.

PRIMARY RISKS
THE FUND'S TOTAL RETURN, LIKE STOCK AND BOND PRICES GENERALLY, WILL FLUCTUATE WITHIN A WIDE RANGE, SO AN INVESTOR COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS. The Fund is also subject to:
[] Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods due to rising interest rates.
[] Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

PERFORMANCE/RISK INFORMATION
The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows the Fund's performance in each calendar year over a ten-year period. The table shows how the Fund's average annual returns for one, five, and ten calendar years compare with those of both the S&P 500 Index, a broad stock market benchmark, and a composite stock/bond index weighted 65% in the S&P 500 Index and 35% in a broad bond market index. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

             -----------------------------------------------------
                              ANNUAL TOTAL RETURNS
             -----------------------------------------------------






--------------------------------------------------------------------------------
[Include Fund's year-to-date return information as of the end of the most recent calendar quarter.]
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        During the period shown in the bar chart, the highest return for a calendar quarter was o% (quarter ending _____________ ) and the lowest return for a quarter was -o% (quarter ending _____________ ).

      --------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 1998
      --------------------------------------------------------------------
                                             1 YEAR    5 YEARS   10 YEARS
      --------------------------------------------------------------------
      Vanguard Asset Allocation Fund          o %        o %        o %
      Composite Index*                        o          o          o
      S&P 500 Index                           o          o          o
      --------------------------------------------------------------------
      *Weighted 65% in the S&P 500 Index, 35% in the Lehman Brothers Long U.S. Treasury Bond Index.
      --------------------------------------------------------------------

                                PLAIN TALK ABOUT

                             THE COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.

                                PLAIN TALK ABOUT

                                 FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Asset Allocation Fund's expense ratio in fiscal year 1998 was
o %, or $ o per $1,000 of average net assets. The average balanced mutual fund had expenses in 1998 of o %, or $ o per $1,000 of average net assets, according to Lipper Analytical Services, which reports on the mutual fund industry.

FEES AND EXPENSES
The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based upon those incurred in the fiscal year ended September 30, 1998.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                       None
Sales Charge (Load) Imposed on Reinvested Dividends:            None
Redemption Fees:                                                None
Exchange Fees:                                                  None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management (Administrative and Investment Advisory) Expenses:    o %
12b-1 Distribution Fees:                                        None
Other Expenses (Marketing, Taxes, Auditing, etc.):               o %
        TOTAL OPERATING EXPENSES (EXPENSE RATIO):                o %

          The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of each period.

        ----------------------------------------------------------------
               1 YEAR        3 YEARS        5 YEARS         10 YEARS
                $ o            $ o            $ o             $ o
        ----------------------------------------------------------------

        THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS
Dividends are paid in June and December; capital gains, if any, are paid in December

INVESTMENT ADVISER
Mellon Capital Management Corporation, San Francisco, Calif., since inception

INCEPTION DATE
November 3, 1988

NET ASSETS AS OF SEPTEMBER 30, 1998
$ o billion

NEWSPAPER ABBREVIATION
AssetA

VANGUARD FUND NUMBER
078

CUSIP NUMBER
922020102

TICKER SYMBOL
VAAPX

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A WORD ABOUT RISK

This prospectus describes the risks you would face as an investor in Vanguard Asset Allocation Fund. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in Vanguard Asset Allocation Fund, you should also take into account your personal tolerance for the daily fluctuations of the securities markets.
        Look for this [FLAG GRAPHIC] symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you would confront as a shareholder of the Fund.
================================================================================

WHO SHOULD INVEST

The Fund may be a suitable investment for you if:
[] You wish to invest in a fund that actively manages a mix of U.S. common stocks, bonds, and money market instruments.
[] You are seeking growth of capital over the long term--at least five years.
[] You are not looking for current income.

        THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST IN THIS FUND IF YOU ARE A MARKET-TIMER.

The Fund has adopted the following policies, among others, to discourage short-term trading:
[] The Fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to the efficient management of the Fund. This could be because of the timing of the investment or because of a history of excessive trading by the investor.
[] There is a limit on the number of times you can exchange into and out of the
   Fund (see "Exchanges" in the INVESTING WITH VANGUARD section).
[] The Fund reserves the right to stop offering shares at any time.

                                PLAIN TALK ABOUT

                            COSTS AND MARKET-TIMING

Some investors try to profit from market-timing--switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges it permits.

PRIMARY INVESTMENT STRATEGIES

This section explains the strategies that the investment adviser uses in pursuit of the Fund's objective, long-term growth of capital and income. It also explains how the adviser implements these strategies. In addition, this section discusses several important risks--market risk, interest rate risk, and manager risk--faced by investors in the Fund. The Fund's Board of Trustees oversees the management of the Fund and may change the investment strategies in the interest of shareholders.

MARKET EXPOSURE
The adviser, Mellon Capital Management Corporation, allocates the Fund's assets among stocks, bonds, and money market instruments in proportions that depend on projected returns and risks for each asset class.

STOCKS
A portion of the Fund's assets is typically invested in common stocks.

[FLAG GRAPHIC] THE FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE
               POSSIBILITY THAT STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

        The Fund will typically hold a diversified combination of common stocks intended to parallel the performance of the S&P 500 Index, which is dominated by large-capitalization stocks. The stocks are evaluated using a "dividend discount" model. This model provides an estimate of the total return of the S&P 500 Index, based upon the expected earnings of each of the companies in the index.
        To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

      --------------------------------------------------------------------
                     U.S. STOCK MARKET RETURNS (1926-1998)
      --------------------------------------------------------------------
                     1 YEAR          5 YEARS         10 YEARS     20 YEARS
      --------------------------------------------------------------------
      Best              o                o              o            o
      Worst             o                o              o            o
      Average           o                o              o            o
      --------------------------------------------------------------------

        The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1998. You can see, for example, that while the average return on stocks for all of the 5-year periods was o %, returns for individual 5-year periods ranged from a -12.5% average (from 1928 through 1932) to 23.9% (from 1951 through 1954). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.
        Finally, because Vanguard Asset Allocation Fund invests in a mix of stocks, bonds, and money market instruments, the Fund's performance will not mirror the returns of any particular index.

BONDS
A portion of the Fund's assets is typically invested in bonds.

[FLAG GRAPHIC] THE FUND IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE
               POSSIBILITY THAT BOND PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS DUE TO RISING INTEREST RATES.

        Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly due to rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

                                PLAIN TALK ABOUT

                            BONDS AND INTEREST RATES

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--causing you to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you would be able to sell your 5% bond for more than you paid.

        To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 2% change (both up and down) in interest rates on three $1,000 bonds, each with a different maturity.

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                 HOW INTEREST RATE CHANGES AFFECT BOND PRICES*
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                              VALUE OF A $1,000 BOND    VALUE OF A $1,000 BOND
                               AFTER A 2% INCREASE       AFTER A 2% DECREASE
MATURITY                        IN INTEREST RATES         IN INTEREST RATES
--------------------------------------------------------------------------------
Short-Term (2.5 years)                $956                      $1,046
Intermediate-Term (10 years)          $870                      $1,156
Long-Term (20 years)                  $816                      $1,251
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*Assuming a 7% yield
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                                PLAIN TALK ABOUT

                                 TYPES OF BONDS

Bonds are issued (sold) by many sources: corporations issue corporate bonds; the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; and mortgage holders issue "mortgage-backed" bonds, such as Government National Mortgage Association (GNMA). Each issuer is responsible for paying back the bond's initial value as well as periodic interest payments.

        The Fund will typically invest its allocation to bonds in a pool of long-term U.S. Treasury bonds, which mature in 10 to 30 years. It may also hold other "full faith and credit" obligations of the U.S. government.
        The U.S. government guarantees the timely payment of interest and principal for its Treasury bonds, but does not guarantee its bonds' prices. In other words, while Treasury bonds enjoy the highest credit ratings, their prices--like the prices of other bonds in the Fund--will fluctuate with changes in interest rates.
        The adviser evaluates bonds' attractiveness based upon their current yield-to-maturity, which is an estimate of total return that considers a bond's purchase price, redemption value, time to maturity, yield, and time between interest payments.

                                PLAIN TALK ABOUT

                                BOND MATURITIES

A bond is issued with a specific maturity date--the date when the bond issuer, or seller, must pay back the bond's initial value (known as its "face value"). Bond maturities generally range from less than one year (short-term) to 30 years (long-term). The longer a bond's maturity, the more risk you, as a bond investor, face as interest rates rise--but also the more interest you could receive. Long-term bonds are more suitable for investors willing to take greater risks in hope of higher yields; short-term bond investors should be willing to accept lower yields in return for less fluctuation in the value of their investment.

SECURITY SELECTION
Mellon Capital Management Corporation (Mellon Capital), adviser to the Fund, makes no effort to choose among individual stocks or bonds to identify attractive securities. Rather, the adviser tries to determine the mix of stocks, bonds, and money market instruments that offers the best combination of potential return and risk. The aim is to maximize the long-term total return of the Fund while incurring less investment risk than a portfolio made up entirely of stocks. At any given time, Mellon Capital may allocate all, a portion, or none of the Fund's assets to large-capitalization U.S. stocks, long-term U.S. Treasury bonds, or cash reserves.
        For the Fund's common stock allocation, the adviser uses a diversified portfolio of stocks selected to parallel the performance of the S&P 500
Index or S&P 500 stock index futures. For the Fund's bond allocation, the adviser uses long-term (10- to 30-year maturities) U.S. Treasury bonds. For the Fund's cash reserves allocation, the adviser can use a variety of money market instruments, including U.S. Treasury bills, government agency securities, high-quality commercial paper, and certificates of deposit.
        Mellon Capital uses a computer model to estimate return and risk and to recommend shifts in allocations. The adviser implements these shifts in a disciplined manner. The adviser believes that, within the fluctuations of the financial markets, there are occasional brief periods in which the market values of the asset classes do not reflect their true value. The Fund attempts to capitalize on these perceived imbalances by changing the mix of the Fund's holdings in the three asset classes. There are no limitations on the amount of the

Fund's assets that may be allocated to stocks, bonds, or money market instruments; it can be 100% invested in any of the three asset classes. The adviser does not consider tax consequences in deciding to buy and sell securities.

[FLAG GRAPHIC] THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE POSSIBILITY
               THAT THE ADVISER MAY DO A POOR JOB ALLOCATING THE FUND'S NET ASSETS AMONG STOCKS, BONDS, AND MONEY MARKET INSTRUMENTS.

                                PLAIN TALK ABOUT

                                 TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. (These costs are in addition to those described in the fee table on page 2.) Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as income subject to taxes. The average turnover rate for all domestic stock funds is approximately 80%.

                                PLAIN TALK ABOUT

                                  DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new types of derivatives. If used for speculation or as leveraged investments, derivatives can carry considerable risks.

        Since the Fund's asset allocation changes according to the adviser's timely projection of risk and return, the Fund may exhibit higher volatility than balanced funds with static allocations.
        Historical evidence indicates that correctly timing portfolio allocations among asset classes has been a difficult strategy to implement successfully on a consistent basis. Although Mellon Capital has substantial experience in asset allocation, there can be no assurance that the adviser will consistently anticipate which asset class will perform best in the future.
        The Fund's investment results could suffer, for example, if only a small portion of the Fund's assets were allocated to stocks during a significant stock market advance, as if a major portion of its assets were allocated to stocks during a market decline. Similarly, the Fund's short-term investment results could also suffer if the Fund were substantially invested in bonds at a time when interest rates increased.

TURNOVER RATE
Although the Fund generally seeks to invest for the long term, it retains the right to sell securities regardless of how long the securities have been held. The Fund's average turnover rate for the past five years has been about o %. (A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its net assets within a one-year period.)

OTHER INVESTMENT POLICIES AND RISKS
Besides investing in common stocks, bonds, and money market instruments, the Fund may make certain other kinds of investments to achieve its objective.
        The Fund may invest, to a limited extent, in foreign securities.
        The Fund may also invest in stock and bond futures and options contracts, which are traditional types of derivatives. Under normal circumstances, the market value of these contracts and options may represent up to 50% of the Fund's assets. (Under unusual circumstances, the Fund may hold futures equal in value to 100% of its net assets.)
        Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. This Fund will not use futures for speculative purposes and, therefore, does not intend to leverage its net assets. The Fund will keep separate cash reserves or short-term, cash-equivalent securities in the amount of the obligation underlying the futures contract.
        The reasons for which the Fund will invest in futures and options are:
[] To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks or bonds.
[] To reduce the Fund's transaction costs or add value when these instruments are favorably priced.
[] To use as an investment tool when reallocating assets among stocks, bonds, and money market instruments. For example, the adviser may wish to reallocate 10% of the Fund's assets from stocks to bonds. To implement this change rapidly and with low transaction costs, the adviser may sell stock index futures and purchase bond index futures.
        The Fund may also invest without limit in cash reserves, including obligations of the U.S. government and its agencies, commercial paper, bank certificates of deposit, banker's acceptances, and repurchase agreements collateralized by these securities.

                                PLAIN TALK ABOUT

                     VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.

                                PLAIN TALK ABOUT

                               THE FUND'S ADVISER

Mellon Capital Management Corporation is an investment advisory firm founded in 1983. As of September 30, 1998, Mellon Capital managed more than $63 billion in assets. The managers responsible for overseeing the implementation of Mellon Capital's strategy for the Fund are:
        WILLIAM L. FOUSE, CFA, Chairman of Mellon Capital; has worked in investment management since 1953; with Mellon Capital since its founding in 1983; B.A. and M.B.A., University of Kentucky. Mr. Fouse has overseen the Fund since its inception in 1988.
        THOMAS F. LOEB, Chief Executive Officer of Mellon Capital; has worked in investment management since 1970; with Mellon Capital since its founding in 1983; B.A., Fairleigh Dickinson University, M.B.A., University of Pennsylvania. Mr. Loeb has overseen the Fund since its inception in 1988.

THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 distinct investment portfolios holding assets worth more than $ o billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.
        Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

INVESTMENT ADVISER
The Fund employs Mellon Capital Management Corporation, 595 Market St.,
Suite 3000, San Francisco, CA 94105, as its investment adviser. Mellon Capital is a wholly owned subsidiary of MBC Investment Corporation, which itself is a wholly owned subsidiary of Mellon Bank Corporation. Mellon Capital manages the Fund subject to the control of the Trustees and officers of the Fund.
        Mellon Capital's advisory fee is paid at the end of each fiscal quarter. This fee is based on certain annual percentage rates applied to the Fund's average month-end assets for each quarter. In addition, Mellon Capital's advisory fee is increased or decreased, based on the cumulative investment performance of the Fund over a trailing 36 month period as compared with the cumulative total return of the Asset Allocation Composite Index (65% S&P 500 Index; 35% Lehman Brothers Long U.S. Treasury Bond Index) over the same period.

        For the year ended September 30, 1998, the investment advisory fee paid to Mellon Capital was $ o million, which represented an effective annual rate of
o % of the Fund's average net assets.
        The Fund has authorized Mellon Capital to choose brokers or dealers to handle the purchase and sale of securities for the Fund, and to seek to obtain the best available price and most favorable execution from these brokers with respect to all transactions.
        In the interest of obtaining better execution of a transaction, Mellon Capital may choose brokers who charge higher commissions. If more than one broker can obtain the best available price and favorable execution of a transaction, then Mellon Capital is authorized to choose a broker who, in addition to executing the transaction, will provide research services to Mellon Capital or the Fund. Also, the Fund may direct Mellon Capital to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund. However, Mellon Capital will not pay higher commissions specifically for the purpose of obtaining research services.
        The Board of Trustees may, without prior approval from shareholders, change the terms of the advisory agreement or hire a new investment adviser, either as a replacement for Mellon Capital or as an additional adviser. However, any such change will be communicated to shareholders in writing.

YEAR 2000 CHALLENGE
The common practice in computer programming of using just two digits to identify a year has resulted in the Year 2000 challenge throughout the information technology industry. If unchanged, many computer applications and systems could misinterpret dates occurring after December 31, 1999, leading to errors or failure. Such failure could adversely affect a fund's operations, including pricing, securities trading, and the servicing of shareholder accounts.
        The Vanguard Group is dedicated to providing uninterrupted, high-quality performance from our computer systems before, during, and after 2000. In July 1998, we completed the renovation and initial testing of our internal systems. Vanguard is diligently working with external partners, suppliers, and vendors, including fund managers and other service providers, to assure that the systems with which we interact remain operational at all times.
        In addition to taking every reasonable step to secure our internal systems and external relationships, Vanguard is further developing contingency plans intended to assure that unexpected systems failures will not adversely affect the Fund's operations. Vanguard intends to monitor these processes through the rollover of 1999 into 2000 and to quickly implement alternate solutions if necessary.
        However, despite Vanguard's efforts and contingency plans, noncompliant computer systems could have a material adverse effect on the Fund's business, operations, or financial condition. Additionally, the Fund's performance could be hurt if a computer-system failure at a company or governmental unit affects the price of securities the Fund owns.

DIVIDENDS, CAPITAL GAINS, AND TAXES

Each June and December, the Fund distributes to shareholders virtually all of its income from interest and dividends. Any capital gains realized from the sale of the Fund's holdings are distributed in December.
        Dividend and capital gains distributions of Fund shares that are held as an investment option in an employer-sponsored retirement or savings plan will be reinvested in additional Fund shares and accumulate on a tax-deferred basis. You will not owe taxes on these distributions until you begin withdrawals. You should consult your plan administrator, your plan's Summary Plan Document, or your own tax adviser about the tax consequences of an investment in the Fund and of any plan withdrawals.

                                PLAIN TALK ABOUT

                                 DISTRIBUTIONS

As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the fund earns from its holdings and the interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. The capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.

SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of trading on the New York Stock Exchange (the NAV is not calculated on holidays or other days the Exchange is closed). Net asset value per share is computed by adding up the total value of the Fund's investments and other assets, subtracting any of its liabilities (debts), and then dividing by the number of Fund shares outstanding:

                                      TOTAL ASSETS - LIABILITIES
              NET ASSET VALUE =   -----------------------------------
                                     NUMBER OF SHARES OUTSTANDING

        Knowing the daily net asset value is useful to you as a shareholder because it indicates the current value of your investment. The Fund's NAV, multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.
        A NOTE ON PRICING: The Fund's investments will be priced at their market value when market quotations are readily available. When these quotations are not readily available, investments will be priced at their fair value, calculated according to procedures adopted by the Fund's Board of Trustees.
        The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Funds." Different newspapers use different abbreviations of the Fund's name, but the most common is ASSETA.

                                PLAIN TALK ABOUT

                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Fund began fiscal 1998 with a net asset value (price) of $ o per share. During the year, the Fund earned $ o per share from investment income (interest and dividends) and $ o per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.
        Shareholders received $ o per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.
        The earnings ($ o per share) minus the distributions ($ o per share) resulted in a share price of $ o at the end of the year. This was an increase of $ o per share (from $ o at the beginning of the year to $ o at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was o % for the year.
        As of September 30, 1998, the Fund had $ o billion in net assets. For the year, its expense ratio was o % ($ o per $1,000 of net assets); and its net investment income amounted to o % of its average net assets. It sold and replaced securities valued at o % of its net assets.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years, and reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned each year on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

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                                              VANGUARD ASSET ALLOCATION FUND
                                                  YEAR ENDED SEPTEMBER 30,
                                            ------------------------------------
                                           1998    1997    1996    1995    1994
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR          $o   $18.27  $17.03  $13.78  $15.08
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                       o      .74     .69     .64     .52
 Net Realized and Unrealized Gain (Loss)
   on Investments                            o     4.29    1.82    3.18    (.81)
                                           -------------------------------------
   Total from Investment Operations          o     5.03    2.51    3.82    (.29)
                                           -------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income        o     (.72)   (.66)   (.57)   (.48)
 Distributions from Realized Capital Gains   o    (1.05)   (.61)     --    (.53)
                                           -------------------------------------
   Total Distributions                       o    (1.77)  (1.27)   (.57)  (1.01)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                $o   $21.53  $18.27   $17.03 $13.78
================================================================================
TOTAL RETURN                                 o%   29.42%  15.27%   28.57% -2.05%
================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)         $o   $3,738  $2,341   $1,593 $1,120
 Ratio of Total Expenses to
  Average Net Assets                         o%    0.49%   0.47%    0.49%  0.50%
 Ratio of Net Investment Income to
  Average Net Assets                         o%    3.96%   4.17%    4.41%  3.68%
 Turnover Rate                               o%      10%     47%      34%    51%
--------------------------------------------------------------------------------

        From time to time, the Vanguard funds advertise yield and total return figures. Yield is a measure of past dividend income. Total return includes both past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation (or depreciation). Neither yield nor total return should be used to predict the future performance of a fund.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

INVESTING WITH VANGUARD

The Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.
[] If you have any questions about the Fund or Vanguard, including the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Services Center, toll-free, at 1-800-523-1188.
[] If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS
Contributions, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

EXCHANGES
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange or reject any exchange, at any time, without notice. Because excessive exchanges can potentially disrupt the management of the Fund and increase its transaction costs, Vanguard limits exchange activity to no more than FOUR SUBSTANTIVE "ROUND TRIPS" THROUGH THE FUND (at least 90 days apart) during any 12-month period. A "round trip" is a redemption from the Fund followed by a purchase back into the Fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the Fund.
        Before making an exchange to or from another fund available in your plan, consider the following:
[] Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.
[] Make sure to read that fund's prospectus. Contact Participant Services, toll-free, at 1-800-523-1188 for a copy.
[] Vanguard can accept exchanges only as permitted by your plan.
   Contact your plan administrator for details on the exchange policies that apply to your plan.

ACCESSING FUND INFORMATION BY COMPUTER
--------------------------------------------------------------------------------
VANGUARD ON THE WORLD WIDE WEB www.vanguard.com
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; an online "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.
--------------------------------------------------------------------------------

                                    [BLANK]

GLOSSARY OF INVESTMENT TERMS

ACTIVE MANAGEMENT
An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

BOND
A security representing the obligation of an issuer to pay a stated amount of interest (or "coupon") at a regular interval (usually every six months) until maturity, when the principal is repaid.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that the fund has sold at a profit, minus any realized losses.

CASH RESERVES
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FUND DIVERSIFICATION
Holding a variety of securities so that a fund's return is not badly hurt by the poor performance of a single security or industry.

INDEX
An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.

INVESTMENT ADVISER
An organization that makes the day-to-day decisions regarding a fund's investments.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PASSIVE MANAGEMENT
A low-cost investment strategy in which a mutual fund attempts to match--rather than outperform-a particular stock or bond market index. Also known as indexing.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[THE VANGUARD GROUP LOGO]

Institutional Division
Post Office Box 2900
Valley Forge, PA 19482-2900

FOR MORE INFORMATION
If you'd like more information about Vanguard Asset Allocation Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In these reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
PARTICIPANT SERVICES CENTER
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-523-1188

TEXT TELEPHONE:
1-800-523-8004

WORLD WIDE WEB
www.vanguard.com

E-MAIL:
online@vanguard.com

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-800-SEC-0330. Reports and other information about the Fund are also available on the SEC's website (www.sec.gov), or you can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-6009.

Fund's Investment Company Act
file number: 811-5628

(C) 1999 Vanguard Marketing
Corporation, Distributor.
All rights reserved.

I078N-01/29/1999

                                     PART B


                         VANGUARD ASSET ALLOCATION FUND
                                 (the "Trust")

                      STATEMENT OF ADDITIONAL INFORMATION
                               January 29, 1999

     This Statement is not a prospectus but should be read in conjunction with the Trust's current Prospectus (dated January 29, 1999). To obtain the Prospectus please call:



                        Investor Information Department
                             1-800-662-7447 (SHIP)


                               TABLE OF CONTENTS




                                                          Page
                                                          ----
    Description of the Trust ...........................  B-1
    Futures Contracts and Options ......................  B-3
    Portfolio Transactions .............................  B-7
    Description of U.S. Government Securities ..........  B-8
    Description of Repurchase Agreements ...............  B-9
    Fundamental Investment Limitations .................  B-9
    Share Price ........................................  B-10
    Purchase of Shares .................................  B-11
    Redemption of Shares ...............................  B-11
    Management of the Trust ............................  B-12
    Performance Measures ...............................  B-15
    Total Return .......................................  B-17
    Investment Advisory Services .......................  B-17
    Glossary ...........................................  B-20
    Financial Statements ...............................  B-21



                            DESCRIPTION OF THE TRUST


Organization

     The Trust was organized as a Maryland corporation in 1988, and was reorganized as a Delaware business trust in May, 1998. Prior to its reorganization as a Delaware business trust, the Trust was known as Vanguard Asset Allocation Fund, Inc. The Trust is registered with the United States Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act") as an open-end, diversified management investment company. It currently offers the following fund and class of shares: Vanguard Asset Allocation Fund (the "Fund").

     The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that the Trust may issue for a single fund or class of shares.


Service Providers

     Custodian. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust's custodian. The custodian is responsible for maintaining the Fund's assets and keeping all necessary accounts and records.

     Independent Public Accountant. PricewaterhouseCoopers LLP, 30 South 17th Street, Philadelphia, Pennsylvania 19103, serves as the Trust's independent public accountant. The accountant audits financial statements for the Trusts and provides other related services.

     Transfer and Dividend-Paying Agent. The Fund's transfer agent and dividend-paying agent is The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.


Characteristics of the Trust's Shares

     Restrictions on Holding or Disposing of Shares. There are no restrictions on the right of shareholders to retain or dispose of the Trust's shares, other than the possible future termination of the Trust or any of its funds. The Trust or any of its funds may be terminated by reorganization into another mutual fund or by liquidation and distribution of the assets of the affected fund. Unless terminated by reorganization or liquidation, the Trust and its funds will continue indefinitely.

     Shareholder Liability. The Trust is organized under Delaware law, which provides that shareholders of a business trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Trust will not be personally liable for payment of the Trust's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a Trust obligation only if the Trust itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

     Dividend Rights. The shareholders of a fund are entitled to receive any dividends or other distributions declared for such fund. No shares have priority or preference over any other shares of the same fund with respect to distributions. Distributions will be made from the assets of a fund, and will be paid ratably to all shareholders of the fund (or class) according to the number of shares of such fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the same fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

     Voting Rights. Shareholders are entitled to vote on a matter if: (i) a shareholder vote is required under the 1940 Act; (ii) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of any class or fund; or (iii) the Trustees determine that it is necessary or desirable to obtain a shareholder vote. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove Trustees upon the written request of shareholders representing 10% or more of the Trust's net assets, and to change any fundamental policy of the Trust. Shareholders of the Trust receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the fund affected by a particular matter are entitled to vote on that matter. Voting rights are non-cumulative and cannot be modified without a majority vote of shareholders.

     Liquidation Rights. In the event of liquidation, shareholders will be entitled to receive a pro rata share of the net assets of the applicable fund of the Trust.

     Preemptive Rights. There are no preemptive rights associated with the Trust.

     Conversion Rights. There are no conversion rights associated with the Trust.

     Redemption Provisions. The Trust's redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.

     Sinking Fund Provisions. The Trust has no sinking fund provisions.

     Calls or Assessment. The Trust's shares are fully paid and non-assessable.

Tax Status of the Trust


     The Trust qualifies as a "regulated investment company" under Subchapter M of the Internal Revenue Code. This special tax status means that a Fund will not be liable for federal tax or income and capital gains distributed to shareholders. In order to preserve its tax status, a Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.


                              INVESTMENT POLICIES


     The following policies supplement the Trust's investment objectives and policies set forth in the Prospectus:


Futures Contracts And Options


     The Fund may enter into stock index and fixed-income futures contracts, stock index and fixed income options, and options on such futures contracts to remain fully invested, or to reduce transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or index at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency. Assets committed to futures contracts will be segregated to the extent required by law.



     Although many fixed-income futures contracts call for actual delivery or acceptance of the underlying securities at a specified date (stock index futures contracts do not permit delivery of securities), the contracts are normally closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.


     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded.



     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities currently owned or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities. The Fund intends to use futures contracts only for hedging purposes.


     Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the Fund's portfolio. The Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Fund expects that approximately 75% of its futures contract purchases will be "completed," that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.


     Restrictions on the Use of Futures Contracts and Options. The Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the Fund's total assets; however, because only a small margin deposit is required to trade in futures and options, the Fund may have up to 50% of the value of its assets exposed to futures and options.


     Risk Factors in Futures Transactions. Positions in futures may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close options and futures positions also could have an adverse impact on the ability to hedge effectively.


     The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.


     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Fund also bears the risk that the Adviser will incorrectly predict future market trends. However, because the futures strategies of the Fund are engaged in only for hedging purposes, the adviser does not believe that the Fund is subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by the Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.


     Most futures exchanges limit the amount of fluctuation permitted in some futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

     Federal Tax Treatment of Futures Contracts. The Fund is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. The Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.

     In order for the Fund to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies. It is anticipated that any net gain realized from the closing out of futures contracts will be considered qualifying income for purposes of the 90% requirement.

     The Fund will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes including unrealized gains at the end of the Fund's fiscal year on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised on the nature of the payments.

Illiquid Securities

     The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books.

     The Fund may invest in restricted, privately placed securities that, under SEC rules, may be sold only to qualified institutional buyers. Because these securities can be resold only to qualified institutional buyers, they may be considered illiquid securities -- meaning that they could be difficult for the Fund to convert to cash if needed.

     If a substantial market develops for a restricted security held by the Fund, it will be treated as a liquid security, in accordance with procedures and guidelines approved by the Fund's Board of Trustees. While the Fund's investment adviser determines the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the adviser's decisions. Several factors the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, and the availability of information about the security's issuer.

Lending of Securities

     The Fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks or other financial institutions) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The terms and the structure and the aggregate amount of such loans must be consistent with the Investment Company Act of 1940, and the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the Fund's total assets, and require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the United States Government having at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Trust's Board of Trustees.

Vanguard Interfund Lending Program

     The SEC has issued an exemptive order permitting the Fund to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The Boards of Trustees of the Vanguard funds are responsible for ensuring that the interfund lending program operates in compliance with all conditions of the SEC's exemptive order.

Foreign Investments

     Vanguard Asset Allocation Fund may invest up to 20% of its assets in securities of foreign companies. Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies.

     Currency Risk. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of Vanguard Asset Allocation Fund permit it to enter into forward foreign currency exchange contracts in order to hedge the Fund's holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

     Federal Tax Treatment of Non-U.S. Transactions. Special rules govern the Federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following:
(i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986, as amended, and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a Fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts Vanguard Asset Allocation Fund may make or enter into will be subject to the special currency rules described above.

     Country Risk. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

     Although the Fund will endeavor to achieve most favorable execution costs in their portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodian arrangements of the Fund's foreign securities will be somewhat greater than the expenses for the custodian arrangements for handling U.S. securities of equal value.

     Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from foreign companies held by the Fund.


                            PORTFOLIO TRANSACTIONS

     The investment advisory agreement authorizes the Adviser (with the approval of the Trust's Board of Trustees) to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and directs the Adviser to use its best efforts to obtain the best available price and most favorable execution as to all transactions for the Fund. The Adviser undertakes to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.

     In placing portfolio transactions, the Adviser will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical information and provide other services in addition to execution services to the Fund and/or the Adviser. The Adviser considers such information useful in the performance of its obligations under the agreement, but is unable to determine the amount by which such services may reduce its expenses.

     The investment advisory agreement also incorporates the concepts of
Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Trust's Board of Trustees, the Adviser may cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the Adviser to the Trust.

     Currently, it is the Fund's policy that the Adviser may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. The Adviser will only pay such higher commissions if it believes this to be in the best interest of the Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to the Adviser and/or the Trust. However, the Adviser has informed the Trust that it will not pay higher commission rates specifically for the purpose of obtaining research services.

     The total brokerage commissions paid by the Fund for the fiscal years ended September 30, 1996, 1997, and 1998, totaled $127,528, $113,938, and $ o respectively.

     Some securities considered for investment by the Fund may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of the Fund and one or more of these other clients serviced by the Adviser are considered at or about the same time, transactions in such securities will be allocated among the Trust and such other clients in a manner deemed equitable by the Adviser.



Description of U.S. Government Securities



     As used in this Statement of Additional Information, the term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. The term also refers to "repurchase agreements" collateralized by such securities.



     U.S. Treasury Securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.


     Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority.

     An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and the Federal National Mortgage Association.


Description of Repurchase Agreements


     Repurchase agreements are transactions by which a person purchases a security and simultaneously commits to resell that security to the seller (a member bank of the Federal Reserve System or recognized securities dealer) at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.


     The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Trust may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Trust and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the Trust may not be able to substantiate its interest in the underlying securities. While the Trust's management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.


                       FUNDAMENTAL INVESTMENT LIMITATIONS

     The Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of the Fund's shares means shares representing the lesser of: (i) 67% of the Fund's net asset value, so long as shares representing more than 50% of the Fund's net asset value are present or represented by proxy; or (ii) more than 50% of the Fund's net asset value.

     Borrowing. The Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of the Fund's net assets. The Fund may borrow money through banks, reverse repurchase agreements, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. The Fund may not make any additional investments whenever its outstanding borrowings exceed 5% of net assets.

     Commodities. The Fund may not invest in commodities, except that it may invest in bond or stock futures contracts, bond or stock options and options on bond or stock futures contracts. No more than 5% of the Fund's total assets may be used as initial margin deposit for futures contracts, and no more than 50% of the Fund's total assets may be invested in futures contracts or options at any time.


     Diversification. With respect to 75% of its total assets, the Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the United States Government, its agencies, or instrumentalities.


     Industry Concentration. The Fund may not invest more than 25% of its total assets in any one industry.

     Investing for Control. The Fund may not invest in a company for purposes of controlling its management.

     Investment Companies. The Fund may not invest in any other investment company, except through a merger, consolidation or acquisition of assets, or to the extent permitted by Section 12 of the 1940 Act. Investment companies whose shares the Fund acquires pursuant to Section 12 must have investment objectives and investment policies consistent with those of the Fund.

     Loans. The Fund may not lend money to any person except by purchasing fixed income securities that are publicly distributed, lending its portfolio securities, or through Vanguard's interfund lending program.

     Margin. The Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.

     Pledging assets. The Fund may not pledge, mortgage or hypothecate more than 15% of its net assets.

     Real Estate. The Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate and bonds secured by real estate.

     Senior securities. The Fund may not issue senior securities, except in compliance with the 1940 Act.

     Underwriting. The Fund may not engage in the business of underwriting securities issued by other persons. The Fund will not be considered an underwriter when disposing of its investment securities.

     The investment limitations above are considered at the time that investment securities are purchased.

     None of these limitations prevents the Trust from participating in The Vanguard Group ("Vanguard"). Because the Trust is a member of the Group, the Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirement. See "Management of the Trust" for more information.


                                  SHARE PRICE

     The Fund's share price, or "net asset value" per share, is calculated by dividing the total assets of the Fund, less all liabilities, by the total number of shares outstanding. The net asset value is determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading.

     Portfolio securities for which market quotations are readily available (includes those securities listed on national securities exchanges, as well as those quoted on the NASDAQ Stock Market) will be valued at the last quoted sales price on the day the valuation is made. Such securities which are not traded on the valuation date are valued at the mean of the bid and ask prices. Price information on exchange-listed securities is taken from the exchange where the security is primarily traded. Any foreign securities are valued at the latest quoted sales price available before the time when assets are valued. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

     Short-term instruments (those acquired with remaining maturities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premium, which approximates market value.

     Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security, but take into account institutional-size transactions in similar groups of securities as well as any developments related to specific securities.

     Other assets and securities for which no quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the Board of Trustees deems in good faith to reflect fair value.

     The share price for the Fund can be found daily in the mutual fund listings of most major newspapers under the heading of "Vanguard Funds."



                              PURCHASE OF SHARES



     The Trust reserves the right in its sole discretion (i) to suspend the offerings of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Trust, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Trust's shares.



                             REDEMPTION OF SHARES


     The Trust may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Trust to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

     The Trust has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Trustees may deem advisable; however, payment will be made wholly in cash unless the Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Trust. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Share Price" and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash.

     No charge is made by the Fund for redemptions. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Trust.


Trading Shares through Charles Schwab

     The Trust has authorized Charles Schwab & Co., Inc. ("Schwab") to accept on its behalf purchase and redemption orders under certain terms and conditions. Schwab is also authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf subject to those terms and conditions. Under this arrangement, the Trust will be deemed to have received a purchase or redemption order when Schwab or, if applicable, Schwab's authorized designee, accepts the order in accordance with the Trust's instructions. Customer orders that are properly transmitted to the Trust by Schwab, or if applicable, Schwab's authorized designee, will be priced as follows:

     Orders received by Schwab before 3 p.m. Eastern time on any business day, will be sent to Vanguard that day and your share price will be based on the Trust's net asset value calculated at the close of trading that day. Orders received by Schwab after 3 p.m. Eastern time, will be sent to Vanguard on the following business day and your share price will be based on the Trust's net asset value calculated at the close of trading that day.

                            MANAGEMENT OF THE TRUST


Trustees and Officers

     The Officers of the Trust manage its day-to-day operations and are responsible to the Trust's Board of Trustees. The Trustees set broad policies for the Trust and choose its Officers. The following is a list of Trustees and Officers of the Trust and a statement of their present positions and principal occupations during the past five years. As a group, the Trust's Trustees and Officers own less than 1% of the outstanding shares of the Trust. Each Trustee also serves as a Director of The Vanguard Group, Inc., and as a Trustee of each of the 35 investment companies administered by Vanguard (34 in the case of Mr. Malkiel and 28 in the case of Mr. MacLaury). The mailing address of the Trustees and Officers of the Trust is Post Office Box 876, Valley Forge, PA 19482.

JOHN C. BOGLE, (DOB: 5/8/1929) Senior Chairman and Trustee*
  Senior Chairman and Director of The Vanguard Group, Inc., and Trustee of each of the investment companies in The Vanguard Group. Director of The Mead
  Corp. (Paper Products), General Accident Insurance, and Chris-Craft Industries, Inc. (Broadcasting & Plastics Manufacturer).

JOHN J. BRENNAN, (DOB: 7/29/1954) Chairman, Chief Executive Officer & Trustee*
  Chairman, Chief Executive Officer and Director of The Vanguard Group, Inc., and Trustee of each of the investment companies in The Vanguard Group.

BARBARA BARNES HAUPTFUHRER, (DOB: 10/11/1928) Trustee
  Director of The Great Atlantic and Pacific Tea Company (Retail Stores), IKON Office Solutions, Inc. (Office Products), Raytheon Co.
  (Defense/Electronics), Knight-Ridder, Inc. (Publishing), Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; and Trustee Emerita of Wellesley College.

JOANN HEFFERNAN HEISEN, (DOB: 1/25/1950) Trustee
  Vice President, Chief Information Officer, and member of the Executive Committee of Johnson and Johnson (Pharmaceuticals/Consumer Products), Director of Johnson & Johnson*MERCK Consumer Pharmaceuticals Co., Women First HealthCare, Inc. (Research and Education Institution), Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY, (DOB: 5/7/1931) Trustee
  President Emeritus of The Brookings Institution (Independent Non-Partisan Research Organization); Director of American Express Bank Ltd., The St. Paul Companies, Inc. (Insurance and Financial Services), and National Steel Corp.


BURTON G. MALKIEL, (DOB: 8/28/1932) Trustee
  Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co. (Investment Management), The Jeffrey Co. (Holding Company), and Southern New England Telecommunications Co.

ALFRED M. RANKIN, Jr., (DOB: 10/8/1941) Trustee
 Chairman, President, Chief Executive Officer, and Director of NACCO Industries (Machinery/Coal/Appliances); Director of The BFGoodrich Co. (Aircraft Systems/Manufacturing/Chemicals), and The Standard Products Co. (Rubber Products Company).

JOHN C. SAWHILL, (DOB: 6/12/1936) Trustee
  President and Chief Executive Officer of The Nature Conservancy (Non-Profit Conservation Group); Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries (Machinery/Coal/Appliances), and Newfield Exploration Co. (Energy); formerly, Director and Senior Partner of McKinsey & Co., and President of New York University.

JAMES O. WELCH, JR., (DOB: 5/13/1931) Trustee
  Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON, (DOB: 3/2/1936) Trustee
  Chairman and Chief Executive Officer of Rohm & Haas Co. (Chemicals); Director of Cummins Engine Co. (Diesel Engine Company), and The Mead Corp. (Paper Products); and Trustee of Vanderbilt University.

RAYMOND J. KLAPINSKY, (DOB: 12/7/1938) Secretary*
  Managing Director of The Vanguard Group, Inc.; Secretary of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, (DOB: 5/21/1957) Treasurer*
  Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

ROBERT D. SNOWDEN, (DOB: 9/4/1961) Controller*
  Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.
 ------------
* Officers of the Trust are "interested persons" as defined in the Investment Company Act of 1940.


     The Trust is a member of The Vanguard Group of Investment Companies, which consists of more than 30 investment companies (the "Trusts"). Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Trust and the other Trusts in Vanguard obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain of the Vanguard Trusts.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Trusts and also furnishes the Trusts with necessary office space, furnishings and equipment. Each Trust pays its share of Vanguard's total expenses which are allocated among the Trusts under methods approved by the Board of Trustees of each Trust. In addition, each Trust bears its own direct expenses such as legal, auditing and custodian fees.

     The Trust's officers are also officers and employees of Vanguard. No officer or employee owns, or is permitted to own, any securities of any external adviser for the Trusts.

     Vanguard adheres to a Code of Ethics established pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines similar to, and in many cases more restrictive than, those recommended by a blue ribbon panel of mutual fund industry executives.

     Vanguard was established and operates under an Amended and Restated Funds' Service Agreement which was approved by the shareholders of each of the Trusts. The amounts which each of the Trusts have invested are adjusted from time to time in order to maintain the proportionate relationship between each Trust's relative net assets and its contribution to Vanguard's capital. The Amended and Restated Funds' Service Agreement provides that: (a) each Vanguard Trust may invest up to .40% of its current assets in Vanguard, and (b) there is no limit on the dollar amount that each Vanguard Trust may contribute to Vanguard's capitalization. At September 30, 1998, the Trust had contributed capital of
 o , representing  o % of Vanguard's capitalization.

Management



     Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Trusts by third parties. During the fiscal year ended September 30, 1998, the Trust's allocated share of Vanguard's actual net costs of operations relating to management and administrative services (including transfer agency) totaled approximately $ o .


Distribution


     Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc. provides all distribution and marketing activities for the Trusts in the Group. The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of The Vanguard Group. The Trustees and Officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Trust, and whether to organize new investment companies.


     One-half of the distribution expenses of a marketing and promotional nature is allocated among the Trusts based upon relative net assets. The remaining one-half of those expenses is allocated among the Trusts based upon each Trust's sales for the preceding 24 months relative to the total sales of the Trusts as a Group, provided, however, that no Trust's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of average distribution expense rate for The Vanguard Group, and that no Trust shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets. During the fiscal year ended September 30, 1998, the Trust paid approximately $ o of The Vanguard Group's distribution and marketing expenses, which represented an effective annual rate of o of 1% of the Trust's average net assets.



Investment Advisory Services



     Vanguard provides investment advisory services to several Vanguard Trusts. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the funds and Trusts utilizing these services.


Trustee Compensation


     The individuals in the following table serve as Trustees of all Vanguard Trusts, and each Trust pays a proportionate share of the Trustees' compensation. The Trusts employ their officers on a shared basis, as well. However, officers are compensated by The Vanguard Group, Inc., not the Trusts.


     Independent Trustees. The Trusts compensate their independent Trustees -- that is, the ones who are not also officers of the Trust in three ways:


   o The independent Trustees receive an annual fee for their service to the Trusts, which is subject to reduction based on absences from scheduled Board meetings.


   o The independent Trustees are reimbursed for the travel and other expenses that they incur in attending Board meetings.

   o Upon retirement, the independent Trustees receive an aggregate annual fee of $1,000 for each year served on the Board, up to fifteen years of service. This annual fee is paid for ten years following retirement, or until each Trustee's death.

     "Interested" Trustees. The Trusts' interested Trustees -- Messrs. Bogle and Brennan -- receive no compensation for their service in that capacity. However, they are paid in their role as officers of The Vanguard Group, Inc.

     Compensation Table. The following table provides compensation details for each of the Trustees. For the Trust, we list the amounts paid as compensation and accrued as retirement benefits by the Trust for each Trustee. In addition, the table shows the total amount of benefits that we expect each Trustee to receive from all Vanguard Trusts upon retirement, and the total amount of compensation paid to each Trustee by all Vanguard Trusts. All information shown is for the fiscal year ended September 30, 1998.



                        VANGUARD ASSET ALLOCATION FUND
                              COMPENSATION TABLE




                                               Pension or Retirement       Estimated
                                 Aggregate      Benefits Accrued as     Annual Benefits       Total Compensation
                               Compensation        Part of Trust              Upon         From All Vanguard Trusts
Names of Trustees               From Trust            Expenses             Retirement        Paid to Trustees(1)
----------------------------  --------------  -----------------------  -----------------  -------------------------
John C. Bogle                        --                  --                    --                     --
John J. Brennan                      --                  --                    --                     --
Barbara Barnes Hauptfuhrer          $ o                 $ o                   $ o                    $ o
JoAnn Heffernan Heisen              $ o                 $ o                   $ o                    $ o
Robert E. Cawthorn(2)               $ o                 $ o                   $ o                    $ o
Bruce K. MacLaury                   $ o                 $ o                   $ o                    $ o
Burton G. Malkiel                   $ o                 $ o                   $ o                    $ o
Alfred M. Rankin, Jr.               $ o                 $ o                   $ o                    $ o
John C. Sawhill                     $ o                 $ o                   $ o                    $ o
James O. Welch, Jr.                 $ o                 $ o                   $ o                    $ o
J. Lawrence Wilson                  $ o                 $ o                   $ o                    $ o



------------
(1) The amounts reported in this column reflect the total compensation paid to each Trustee for their service as Trustee of 35 Vanguard Trusts (34 in the case of Mr. Malkiel; 28 in the case of Mr. MacLaury).
(2) Mr. Cawthorn has retired from the Trust's Board, effective May 31, 1998.



                             PERFORMANCE MEASURES



     Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member trusts of The Vanguard Group of Investment Companies.


     Each of the investment company members of The Vanguard Group, including Vanguard Asset Allocation Fund, may, from time to time, use one or more of the following unmanaged indices for comparative performance purposes.



Standard & Poor's 500 Composite Stock Price Index -- contains the stocks of 500 of the largest domestic companies.


Standard & Poor's MidCap 400 Index -- is composed of 400 medium sized domestic stocks.



Standard & Poor's SmallCap 600/BARRA Value Index -- contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.

Standard & Poor's SmallCap 600/BARRA Growth Index -- contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.


Russell 1000 Value Index -- consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.

Wilshire 5000 Equity Index -- consists of nearly 7,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

Wilshire 4500 Equity Index -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.

Morgan Stanley Capital International EAFE Index -- is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia, Asia and the Far East.

Goldman Sachs 100 Convertible Bond Index -- currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

Salomon Brothers High-Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

Lehman Brothers Aggregate Bond Index -- is a market weighted index that contains over 4,000 individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB - or better. The Index has a market value of over $4 trillion.

Lehman Brothers Mutual Fund Short (1-5) Government/Corporate Index -- is a market weighted index that contains over 1,500 individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB - or better with maturities between 1 and 5 years. The index has a market value of over $1.6 trillion.

Lehman Brothers Mutual Fund Intermediate (5-10) Government/Corporate Index -- is a market weighted index that contains over 1,500 individually priced U.S. Treasury, agency, and corporate securities rated BBB - or better with maturities between 5 and 10 years. The index has a market value of over $700 billion.


Lehman Brothers Long (10+) Government/Corporate Index -- is a market weighted index that contains over 1,900 individually priced U.S. Treasury, agency, and corporate securities rated BBB - or better with maturities greater than 10 years. The index has a market value of over $900 billion.


Lehman Long-Term Treasury Bond Index -- is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

Merrill Lynch Corporate & Government Bond Index -- consists of over 4,500 U.S. Treasury, Agency and investment grade corporate bonds.

Lehman Corporate (Baa) Bond Index -- all publicly offered fixed rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

Lehman Brothers Long-Term Corporate Bond Index -- is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa, with at least $50 million principal outstanding and maturity greater than 10 years.


Bond Buyer Municipal Bond Index -- is a yield index on current coupon high grade general obligation municipal bonds.


Standard & Poor's Preferred Index -- is a yield index based upon the average yield of four high grade, noncallable preferred stock issues.


NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.


Composite Index -- 70% Standard & Poor's 500 Index and 30% NASDAQ Industrial Index.


Composite Index -- 65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.


Composite Index -- 65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index, 12.5% Standard & Poor's Utilities Index and 12.5% Standard & Poor's Telephone Index).


Lehman Long-Term Corporate AA or Better Bond Index -- consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated AA or AAA.


                                 TOTAL RETURN



     The average annual total return for the Fund for one and five years ended September 30, 1998 and for the period from inception (November 3, 1988) to September 30, 1998 was o%, +o% and o%, respectively.



     Total return is computed by determining the average compounded rates of return over the periods set forth above that would equate an initial amount invested at the beginning of the periods to the ending redeemable value of the investment.



                         INVESTMENT ADVISORY SERVICES



     The Trust employs Mellon Capital Management Corporation ("Mellon Capital"), 595 Market St., Suite 3000, San Francisco, California (the "Adviser") under an investment advisory agreement to manage the investment and reinvestment of the assets of the Fund and to continuously review, supervise and administer the Trust's investment program. The Adviser discharges its responsibilities subject to the control of the Officers and Board of Trustees of the Trust.


     The Fund pays the Adviser a Basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the Fund's average month-end net assets for the quarter:




Net Assets                         Rate
-------------------------------   ------
  First $100 million ..........   .200%
  Next $900 million ...........   .150%
  Next $500 million ...........   .125%
  Over $1.5 billion ...........   .100%

     This fee may be increased or decreased by applying an adjustment formula based on the performance of the Fund's portfolio relative to the investment record of a "Combined Index", 65% of which shall be comprised of the Standard & Poor's 500 Composite Price Index and 35% of which shall be comprised of the Lehman Brothers Long-Term U.S. Treasury Index. The fee payment will be increased (decreased) by an incentive (penalty) of 0.05% of average net assets, if the Fund's cumulative investment performance for the thirty-six months preceding the end of the quarter is at least six percentage points above (below) the cumulative investment record of the Combined Index for the same period. For the purpose of determining the fee adjustment for investment performance, as described above, the net assets of the Fund will be averaged over the same period as the performance of the Fund and the investment record of the Combined Index are computed.



     Under the rules of the Securities and Exchange Commission, the new incentive/penalty fee will not be fully operable until the quarter ending March 31, 2000. Until that date, a "blended" fee rate consisting of varying percentages of (i) the performance adjustment based on the schedule set forth above (the "New Rate" (1), and (ii) the performance adjustment based on the schedule set forth in the Fund's previous investment advisory agreement with the adviser (2) (the "Previous Rate") shall be used as follows:


     1. Quarter Ending June 30, 1997. The incentive/penalty fee was calculated as the sum of 8.3% (e.g., one of 12 quarters) of the fee payable under the New Rate plus 91.7% (e.g., 11 of 12 quarters) of the fee payable under the Previous Rate.


     2. Quarter Ending September 30, 1997. The incentive/penalty fee was calculated as the sum of 16.6% of the fee payable under the New Rate plus 83.4% of the fee payable under the Previous Rate.


     3. Quarter Ending December 31, 1997. The incentive/penalty fee was calculated as the sum of 25% of the fee payable under the New Rate plus 75% of the fee payable under the Previous Rate.



     4. Quarter Ending March 31, 1998. The incentive/penalty fee was calculated as the sum of 33.3% of the fee payable under the New Rate plus 66.7% of the fee payable under the Previous Rate.


     5. Quarter Ending June 30, 1998. The incentive/penalty fee was calculated as the sum of 41.6% of the fee payable under the New Rate plus 58.4% of the fee payable under the Previous Rate.


     6. Quarter Ending September 30, 1998. The incentive/penalty fee was calculated as the sum of 50% of the fee payable under the New Rate plus 50% of the fee payable under the Previous Rate.


     7. Quarter Ending December 31, 1998. The incentive/penalty fee was calculated as the sum of 58.4% of the fee payable under the New Rate plus 41.6% of the fee payable under the Previous Rate.



     8. Quarter Ending March 31, 1999. The incentive/penalty fee shall be calculated as the sum of 66.7% of the fee payable under the New Rate plus 33.3% of the fee payable under the Previous Rate.

------------
(1) The benchmark used for the new rate calculation will consist of linking the return of the "new" benchmark (a "Combined Index", 65% of which is comprised of the Standard & Poor's 500 Composite Price Index and 35% of which is comprised of the Lehman Brothers Long-Term U.S. Treasury Index) to the return of the "previous" benchmark (Standard & Poor's 500 Composite Price Index) in the same varying percentages that are listed below.

(2) The previous incentive/penalty fee structure provided that the Basic Fee be increased or decreased by an amount equal to .05% of the average month-end assets of the Fund if the Fund's investment performance for the thirty-six months preceding the end of the quarter was six percentage points or more above or below, respectively, the investment record of the Standard & Poor's 500 Composite Price Index.

     9. Quarter Ending June 30, 1999. The incentive/penalty fee shall be calculated as the sum of 75% of the fee payable under the New Rate plus 25% of the fee payable under the Previous Rate.

     10. Quarter Ending September 30, 1999. The incentive/penalty fee shall be calculated as the sum of 83.4% of the fee payable under the New Rate plus 16.6% of the fee payable under the Previous Rate.

     11. Quarter Ending December 31, 1999. The incentive/penalty fee shall be calculated as the sum of 91.7% of the fee payable under the New Rate plus 8.3% of the fee payable under the Previous Rate.

     12. Quarter Ending March 31, 2000. New Rate fully operable.


     For the purpose of determining the fee adjustment for investment performance, as described above, the net assets of the Fund shall be averaged over the same period as the investment performance of the Fund and the investment record of the Combined Index are computed. The "investment performance" of the Fund for the period, expressed as a percentage of the Fund's net asset value per share at the beginning of the period shall be the sum of: (i) the change in the Fund's net asset value per share during such period; (ii) the value of the Fund's cash distributions per share having an ex-dividend date occurring within the period; and (iii) the per share amount of capital gains taxes paid or accrued during such period by the Fund for undistributed realized long-term capital gains.


     The "investment record" of the Stock Index for the period, expressed as a percentage of the Stock Index level at the beginning of the period, shall be the sum of (i) the change in the level of the Stock Index during the period and
(ii) the value, computed consistently with the Stock Index, of cash distributions having an ex-dividend date occurring within the period made by companies whose securities comprise the Stock Index. The "investment record" of the Bond Index for the period, expressed as a percentage of the Bond Index level at the beginning of such period shall be the sum of (i) the change in the level of the Bond Index during the period and (ii) the value of the interest accrued or paid on the bonds included in the Bond Index, assuming the reinvestment of such interest on a monthly basis. Computation of these two components as the Combined Index shall be made on the basis of 65% in the Stock Index and 35% in the Bond Index at the beginning of each quarter.


     The investment advisory agreement will be renewable for successive one-year periods, only if each renewal is specifically approved by a vote of the Fund's Board of Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the contract or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. The agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) either by vote of the Board of Trustees of the Trust or by vote of its outstanding voting securities on 60 days' written notice to the Adviser, or (2) by the Adviser upon 90 days' written notice to the Trust.

     The Trust's Board of Trustees may, without the approval of shareholders, provide for:


     A. The employment of a new investment adviser pursuant to the terms of a new advisory agreement, either as a replacement for an existing adviser or as an additional adviser.

     B. A change in the terms of an advisory agreement.

     C. The continued employment of an existing adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the adviser.


     Any such change will be communicated to shareholders in writing.

     Because the Adviser provides only investment advisory services to the Trust and has no control over the Trust's expenses, the Adviser has not undertaken to guarantee expenses of the Trust. The Officers of the Trust have worked out alternative arrangements with state authorities which do require an expense guarantee.

     Description of the Adviser. The Adviser is an investment management firm which manages well diversified stock and bond portfolios for institutional clients. As of September 30, 1998 the Adviser provided investment advisory services to 252 clients and managed assets with an approximate value of $63 billion. The Adviser's asset allocation strategy was developed by the Adviser's co-founder, William Fouse, in 1972, and is used by 120 of its clients and accounts for approximately $24 billion of the assets that it manages. The Adviser is a wholly-owned subsidiary of MBC Investment Corporation, which itself is a wholly-owned subsidiary of Mellon Bank Corporation. For the fiscal years ended September 30, 1996, 1997, and 1998, the Fund paid approximately $2,691,000 (before a decrease of $515,000 based on performance), $3,723,000 (before a decrease of $921,000 based on performance), and $ o (before a o of $ o based on performance) respectively, to the Adviser for investment advisory services. The basic fee paid to the Adviser for the fiscal year ended September 30, 1996 reflects a fee waiver of $146,000 during the period October 1, 1995 to March 31, 1996.



                                   Glossary

a. Historical Market Returns -- Total returns of broad asset class benchmarks. As examples, the returns of well-known benchmarks for domestic stocks, bonds, and money market instruments are given below.





                                                                          Money Market
    Asset Class           Common Stocks               Bonds                Instruments
                        Standard & Poor's
                       500 Composite Stock       Lehman Brothers             90 Day
     Benchmark             Price Index         Long Treasury Index     U.S. Treasury Bills
-------------------   ---------------------   ---------------------   --------------------
        1980                  32.4                    -2.9                     11.4
        1981                  -4.9                     0.4                     14.7
        1982                  21.5                    41.8                     10.9
        1983                  22.5                     2.0                      9.0
        1984                   6.2                    14.8                     10.0
        1985                  31.6                    31.6                      7.8
        1986                  18.6                    24.1                      6.2
        1987                   5.2                    -2.7                      5.9
        1988                  16.5                     9.2                      6.8
        1989                  31.6                    18.9                      8.6
        1990                  -3.1                     6.3                      7.9
        1991                  30.4                    18.5                      5.8
        1992                   7.6                     8.0                      3.6
        1993                  10.1                    17.3                      3.1
        1994                   1.3                    -7.6                      4.2
        1995                  37.6                    30.7                      5.8
        1996                  23.0                    -0.9                      5.2
        1997(9/30)            29.6                     8.1                      3.9
        1998                    o                       o                        o


b. Asset Allocation -- Asset allocation -- in its most generic sense -- is the allotment of an investor's monies to broad asset classes such as stocks or bonds. Investors establish percentage allocation guidelines for stocks, bonds, and money market instruments which are consistent with their particular long-term investment needs. These needs will include current income, potential growth in capital, and willingness to accept risk.

     In implementing their asset allocation targets, some investors attempt to maintain a stable mix -- such as 50% stocks and 50% bonds -- while others will actively manage the stock/bond mix in pursuit of higher returns, lower risk, or other investment objectives. The key difference between investors who maintain a stable mix and those who actively change allocations is their willingness to forecast the risks and returns of individual asset classes, their forecasting abilities, and their comfort in making investment decisions based upon such forecasts. Historically, investors who actively managed the mix based upon conjecture have often underperformed both investors with relatively stable allocations and investors with logical, disciplined methods for assessing relative value and risk. Institutional investors commonly refer to active asset allocation approaches which are based upon disciplined methodologies as tactical asset allocation.


                             FINANCIAL STATEMENTS


     The Trust's financial statements, including the financial highlights for each of the five fiscal years in the period ended September 30, 1998, appearing in the Trust's 1998 Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, independent accountants, also appearing therein, are incorporated by reference into this Statement of Additional Information. For a more complete discussion of the performance, please see the Trust's Annual Report to Shareholders, which may be obtained without charge.

                                    PART C
                        VANGUARD ASSET ALLOCATION FUND
                               OTHER INFORMATION


Item 23. Exhibits


Exhibit    Description
---------  -----------------------------------------------------------------------
 (a)       Declaration of Trust*
 (b)       By-Laws*
 (c)       Not Applicable
 (d)       Investment Advisory Contract*
 (e)       Not Applicable
 (f)       Reference is made to the section entitled "Management of the Trust"
           in the Registrant's Statement of Additional Information
 (g)       Custodian Agreement*
 (h)       Amended and Restated Funds' Service Agreement*
 (i)       Legal Opinion*
 (j)       Consent of Independent Accountants**
 (k)       Not Applicable
 (l)       Not Applicable
 (m)       Not Applicable
 (n)       Financial Data Schedule+
 (o)       Not Applicable

------------
 * Filed Prevously
 + Filed Herewith
** To be Filed by Amendment

Item 24. Persons Controlled by or Under Common Control with Registrant

     Registrant is not controlled by or under common control with any person.


Item 25. Indemnification

     The Registrant's organizational documents contain provisions indemnifying Trustees and Officers against liability incurred in their official capacity.
Article VII, Section 2 of the Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every Trustee and Officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or Officer. However, this provision does not cover any liability to which a Trustee or Officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and Officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee's or Officer's office with the Registrant.


Item 26. Business and Other Connections of the Investment Adviser

     Mellon Capital Management Corporation is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The list required by this Item 26 of officers and directors of Mellon Capital Management Corporation, together with any information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by Mellon Capital Management Corporation pursuant to the Advisers Act (SEC File No. 801-19785).


Item 27. Principal Underwriters

     (a) Not Applicable

     (b) Not Applicable

     (c) Not Applicable


Item 28. Location of Accounts and Records

     The books, accounts and other documents required by Section 31(a) under the Investment Company Act and the rules promulgated thereunder will be maintained in the physical possession of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc., Valley Forge, Pennsylvania 19482; and the Registrant's Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.


Item 29. Management Services

     Other than as set forth under the description of The Vanguard Group in Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.


Item 30. Undertakings

     Not Applicable

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania on the 30th day of November, 1998.







            Signatures                             Title                        Date
----------------------------------   ---------------------------------   ------------------
          (Signature)                John C. Bogle*, Senior Chairman     November 30, 1998
BY: ---------------------------       of the Board and Trustee
         (Heidi Stam)

          (Signature)                John J. Brennan*,                   November 30, 1998
BY: ---------------------------        Chairman, Chief Executive
         (Heidi Stam)                  Officer and Trustee


            (Signature)              Barbara B. Hauptfuhrer*,            November 30, 1998
BY: ---------------------------        Trustee
         (Heidi Stam)

            (Signature)              JoAnn Heffernan Heisen*,            November 30, 1998
BY: ---------------------------        Trustee
         (Heidi Stam)

            (Signature)              Burton G. Malkiel*, Trustee         November 30, 1998
BY: ---------------------------
         (Heidi Stam)

            (Signature)              Bruce K. MacLaury,* Trustee         November 30, 1998
BY: ---------------------------
         (Heidi Stam)

            (Signature)              Alfred M. Rankin, Jr.*, Trustee     November 30, 1998
BY: ---------------------------
         (Heidi Stam)

          (Signature)                John C. Sawhill*, Trustee           November 30, 1998
BY: ---------------------------
         (Heidi Stam)

            (Signature)              James O. Welch, Jr.*, Trustee       November 30, 1998
BY: ---------------------------
         (Heidi Stam)

            (Signature)              J. Lawrence Wilson*, Trustee        November 30, 1998
BY: ---------------------------
         (Heidi Stam)

            (Signature)              Thomas J. Higgins*, Treasurer       November 30, 1998
BY: ---------------------------        and Principal Financial
          (Heidi Stam)                 Officer and Accounting
                                       Officer





--------
*By Power of Attorney. See 1933 Act File No. o, o. Incorporated by Reference.

                        VANGUARD ASSET ALLOCATION FUND

                               INDEX TO EXHIBITS



Financial Data Schedule.................................................  99.BN